CONTENTS

LINDNER LARGE-CAP FUND
  Letter from the Fund Managers.............................    5
  Schedule of Investments...................................    7

LINDNER ASSET ALLOCATION FUND
  Letter from the Fund Managers.............................    8
  Schedule of Investments...................................   10

LINDNER UTILITY FUND
  Letter from the Fund Managers.............................   13
  Schedule of Investments...................................   14

LINDNER SMALL-CAP FUND
  Letter from the Fund Managers.............................   16
  Schedule of Investments...................................   18

LINDNER OPPORTUNITIES FUND
  Letter from the Fund Managers.............................   19
  Schedule of Investments...................................   20

LINDNER MARKET NEUTRAL FUND
  Letter from the Fund Managers.............................   21
  Schedule of Investments...................................   22

LINDNER GOVERNMENT MONEY MARKET FUND
  Letter from the Vice Chairman and Chief Operating
    Officer.................................................   26
  Schedule of Investments...................................   27

Statements of Assets and Liabilities........................   28

Statements of Operations....................................   30

Statements of Changes in Net Assets.........................   32

Notes to Financial Statements...............................   34

Financial Highlights........................................   40

       MARKET OVERVIEW

       FEBRUARY 19, 2001


                FIRST HALF OF LINDNER FISCAL YEAR--
                MARKETS CHARACTERIZED BY VOLATILITY

       The period covered by this Semi-Annual report to Shareowners--July 1 through December 31, 2000--was characterized by the increased nervousness of investors caused by considerable volatility in the financial markets. The economic boom we have been enjoying is getting "long in the tooth," and various economists are looking at data to determine just how strong the US economy will be in 2001, and in particular what slow corporate earnings growth might mean for investors and the markets.

       It is not all bad news, of course. Even after giving back earlier gains by investors in late 2000, the Dow Jones Index still stands 6,000-plus points above the 4,000 mark set back in January 1995, having hit its high of 11,723 in January 2000. Many individual NYSE and NASDAQ stocks literally quadrupled in value in the 1990s. This Bull Market has been extraordinary in almost all aspects. It is not even yet certain that this market has turned "Bear"; many long-term, upward bound markets are marked by intermittent corrections and downturns. Each is greeted as a possible recessionary period; not all are.

       For mutual funds investors in general, 2000 was a year of careful watching and waiting, of allocating assets to meet personal, family and business needs, now and in the future. Many veteran mutual fund investors use dollar-cost-averaging techniques and continue to invest even when the equities markets are in a down cycle. And many of the more adventurous (and often younger) mutual fund investors aggressively seek growth opportunities as they see reduced share prices as a buying opportunity. At Lindner, we have worked to offer investment opportunities to meet needs across the spectrum of mutual fund investing.

       Mutual fund investing is an important aspect of financial planning for many Americans, from the youngest investors--"Generations X and Y," now beginning their careers or moving into increasingly higher paying jobs--to their grandparents, "The Greatest Generation" of World War II legend. And the huge Baby Boom generation--those 76 million born 1946 to 1964--continue to invest hundreds of millions of dollars in their IRAs, 401-k's and other retirement plans in mutual funds.

       The recent expansion of the US economy was made possible in large part because of mutual fund investing; new technologies, new industries, new companies have all had access to a deep and liquid pool of finances to create opportunity for America. And our economic gains have had broad implications for the rest of the world. The European economy continued to expand and most of the 15 nations of the EU enjoyed growth in 2000.

       Economists say that the long-term American economic boom helped the economies of Europe, and especially helped the Latin American and Asian countries to recover quickly from their respective financial crises (in the 1995-2000 period). This, too, has created value in US mutual funds.

       For the past few years we have heard much of the "New Economy," which has been explained to us in many different and sometimes contradictory ways. Federal Reserve economists are generally in agreement that what we call the New Economy includes:

       *   Extraordinary productivity gains, in the period
           1995-2000, created in large part by wider dispersion of software and computer equipment, as well as the growing dependence on the global
           Internet and World Wide Web.

       * Significant changes in the way large corporations do business, such as "just-in-time" deliveries of vital parts and components to factories, and deliveries of merchandise from warehouses to large retailers.

       * A well-educated and qualified workforce being satisfied with their compensation and benefits package, and being less likely to demand higher wage levels without productivity gains. Increased consumer demand (two-thirds of the economy) has created full employment, without the usual accompanying increase in inflation (due to wage pressures). This is a situation economists have not seen before, hence the New Economy tag for the phenomenon.

       * This confident workforce, which also has at least paper gains from the stock market 1995 to early 2000, has been inclined to spend money (and to seriously put away investment dollars for the future) and continues to stimulate demand in the consumer marketplace. This has helped to keep the economy booming. America's workers and business owners have been happy, confident and willing to spend money.

       All of these factors worked very well for the last five years, but by summer 2000, as the new Lindner Fiscal Year began, the signs of trouble in the economy were becoming clear. The Technology sector had faltered, especially as represented in the soaring NASDAQ Index, and recovery was nowhere in sight. The high-tech bubble on top of the NASDAQ bubble--in reality, five well-known tech stars lifting the Index to the 5,000 mark--had burst, as many conservative-minded pundits had predicted it would. The NASDAQ Composite dropped 29% in three weeks in April 2000, setting the stage for the rest of the year.

       And we should not forget the impact of Y2K. Even though the turn of the calendar from 1999 to 2000 presented no major glitches in the global computer network, literally tens of billions had been spent by business to prepare for a cataclysmic result. That preparation largely prevented Y2K problems, but the coming of 2000 (without problems) meant lower industry investment in technology, and eventually lower corporate earnings.

       One of the big stories of 2000 was the episodic ratcheting upward of interest rates by the Federal Reserve Open Market Committee (OPM), which actually only controls two rate-setting mechanisms, but has immense psychological impact on the bond and equities markets. Chairman Alan Greenspan has become a well-known figure in our culture, and the decisions of the OPM and the Federal Reserve Bank are watched anxiously by both institutional and individual investors. From June 1999 through 2000 the Fed raised key interest rates six times, in an attempt to cool inflationary pressures. There is some concern now that the Fed may have gone too far, and in January 2001 there were two rate reductions to stimulate borrowing demand.

       We like the way Douglas Cliggot, the chief equities strategist at JP Morgan summed up the year 2000. "The explanation of market outcomes in 2000 is straightforward with the benefit of 20/20 hindsight. A richly valued equity market ran into two powerful negative forces--fast and fierce liquidity tightening and a breakdown in earnings growth, both actual earnings and expected earnings." Grim results: NASDAQ down 42% for the year and the S&P 500 down 13%.

       Well, then, with this as the "macro" investment environment, how do mutual fund managers deal with such major forces, and rapid change? The volatility of the 2000 equities markets created real challenges for professional money managers and especially for mutual fund portfolio managers. A deep reservoir of experienced, talented and able financial managers with proven track records is needed for such times. I am pleased to report again to you that Lindner Asset Management Inc. has been taking additional steps to reinvigorate its traditional value framework and significantly strengthen its investment process. Experience teaches us there will be market corrections and that not all stocks rise on the tide. And, that during periods of volatility, there will always be opportunities found in both the value and growth styles of investing.

       Since early 1999 we have upgraded research and the stock selection process, and appointed portfolio managers with extensive experience. Lindner has introduced sophisticated computer modeling and advanced risk management techniques with the objective of increasing return on shareowner investment and helping the Advisor better manage the inherent risk of the investment process.

       We began strengthening the Lindner portfolio management team in April 1999 with the appointment of Mark T. Finn as Vice Chairman, Chief Operating Officer and Chief Investment Officer. He and the team of researchers, traders and portfolio managers have dramatically enhanced and upgraded many portfolio management functions, including the rebalancing of most of the fund portfolios.

       In November 2000, we appointed additional portfolio managers: Jerry Castellini, Robert Takazawa and Edward Clark are the co-managers of the Lindner Large-Cap Fund; Roger Stamper and Stephen Wisneski are co-managers of the Lindner Small-Cap Fund. (Many of you are familiar with Jerry Castellini from his frequent appearances on CNBC.) We also made some changes within the team: Jonathan F. Finn, who made significant contributions to the recent success of the Lindner Small-Cap Fund, was promoted to co-manager of the Lindner Asset Allocation Fund.

       Your fund family now has a "deep bench," to use a football metaphor. As the team moves forward into the Third and Fourth Quarters of fiscal year 2001, let me assure you that we at Lindner Asset Management are continuing to work hard to build value for you. The portfolio management appointments are clear indications of our intention to deliver on the promise I made to shareowners in 1999: "I am determined to see our funds deliver sustained top quartile performance and to restore confidence in this proud name. We are pledged to seek top returns even as the market takes unusual paths." These are our goals as we enter 2001. I must say, I didn't envision all of the unusual paths the equities and bond markets might follow in 2000, but our team was up to the challenge. The Lindner Funds are positioned and will continue to be positioned for success in the months ahead.

       Please read through the reports on individual funds contained in this Semi-Annual Report to our shareowners. As always, I am interested in hearing from you, with your questions, views or comments.

       /s/ Doug Valassis

       Doug T. Valassis
       Chairman and Chief Executive Officer,
       Lindner Asset Management, Inc.

PERFORMANCE SUMMARY

NOTE TO SHAREOWNERS:

On November 17, 2000, in another step designed to continue the strengthening of its portfolio management team, Lindner Asset Management, Inc., the advisor to the Lindner family of mutual funds, announced the appointment of new portfolio co-managers. These experienced fund managers joined a team of established co-managers who had been appointed over the prior 18 months by Lindner. The new co-managers of the Lindner Large-Cap Fund are Jerome A. Castellini, Robert S. Takazawa, Jr., and Edward A. Clark. The prior co-managers were Mark T. Finn and Jeffrey D. Fotta. The following are reports on the Lindner Large-Cap Fund from both teams for their respective periods of fund management.

The Large-Cap Fund had a total return of -10.66% during the period from June 30, 2000 until November 17, 2000. The performance of the Benchmark Russell 1000 Index was -5.24% over the same period. The new portfolio managers of the Fund began their assignments after that date.

Over the April 1999-November 2000 period, the Lindner Large-Cap Fund made a successful transition from a relatively small-cap portfolio with very little liquidity to a fund of larger stocks with much more liquidity and growth potential. All of the smaller stocks and less liquid stocks were moved out of the portfolio. This process was difficult and was accomplished with care in order to avoid adverse effects on shareholder value.

As we moved toward year-end 2000, increasing signs of an economic slowdown were appearing in both in the United States and abroad. The breathtaking speed with which the evidence accumulated left investors stunned and looking to preserve capital. The most obvious response was to sell the highest valued and most economically sensitive stocks--technology. In the end, while the market weakened, the decline became defined as the S&P 500 down -8.1%, or the Russell 1000 down -9.4% for the quarter, and the Technology sector declined -32.5%!

                                            (continued on next page)

LINDNER LARGE-CAP FUND

PERFORMANCE GRAPH
---------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell
1000 Index and the Lindner Large-Cap Fund--Investor Shares from December 31, 1990 to December 31, 2000 and Institutional Shares from July 12, 1996 to December 31, 2000:

                              [graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
         For Periods Ended                     For Periods Ended
         December 31, 2000                     December 31, 2000
      1 Year          (14.56%)               1 Year         (14.86%)
      5 Year            0.91%             Inception          (1.48%)
     10 Year            7.68%

Our response in this confusing mid-November through December period was to orient the Fund into a position to thrive in a period of economic slowing and only modest corporate profit growth. We believed that companies with the ability to grow with a higher degree of consistency are likely to produce better returns for the foreseeable future. Companies such as Solectron, Comcast, Danaher, Kohl's, Fiserv and Enron Corp. are now prominent holdings in the Fund. Conversely, we became very selective in the Technology sector, which still suffers from high valuations and unrealistically high earnings expectations.

One sector of particular interest to us is Energy. We believe that we are in the very early stages of a secular upcycle for crude oil and natural gas prices. The high prices that we as consumers have experienced in recent months are only a symptom of worldwide underinvestment of capital in the Energy industry for the past twenty years. Our analysis suggests the natural gas market in North America is on the verge of a supply crisis that may last two to three years. Similarly, the worldwide oil market is in supply/demand balance while inventories hover near all-time lows and the price is near $29/bbl. Investments in stocks such as Enron Corp., Nabors Industries, BJ Services, Cross Timbers, Global Marine and Anadarko Petroleum are expected to benefit in this environment.

As has been well documented in the media, after the turn of the calendar to January 1 signs of economic deterioration were already accumulating with stunning speed at the macro level as well the corporate level. Equally stunning has been the swift and decisive action by the Federal Reserve to recently cut the Fed Funds and Discount Rates by 1 percentage point. This has significantly altered the investment landscape for the better, to be sure!

The opportunity for stock market gains in 2001 has improved significantly, particularly for the second half of the calendar year. We would caution, however, that an immediate return to the great Bull Market of the 1990's is not likely in 2001. This will likely be a year where good stock selection and particular sensitivity to valuation will be more important than merely being invested in the market. A recalibration of investor expectations back to more modest annual returns is in order at this time.

/s/ Jerome A. Castellini      /s/ Robert S. Takazawa, Jr.     /s/ Edward A. Clark

Jerome A. Castellini          Robert S. Takazawa, Jr.         Edward A. Clark
Portfolio Manager             Portfolio Manager               Portfolio Manager

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER LARGE-CAP FUND
----------------------

COMMON STOCKS (94.53%)

Aluminum (1.04%)
  Alcoa, Inc.                                                      82,000    $      2,747,000
                                                                             ----------------
Biotechnology (7.85%)
  Amgen, Inc.                                                      60,000           3,836,250
  Appplera Corp.*                                                  45,000           4,232,813
  Celgene Corp.                                                    85,500           2,778,750
  Enzon, Inc.*                                                     96,100           5,964,206
  Genzyme General*                                                 41,500           3,732,405
  Lexicon Genetics Inc.*                                           15,000             249,375
                                                                             ----------------
                                                                                   20,793,799
                                                                             ----------------
Building Materials (2.68%)
  Danaher Corporation                                             103,700           7,090,488
                                                                             ----------------
Business Services (6.39%)
  Concord EFS, Inc.                                                72,000           3,163,500
  Fiserv, Inc.*                                                   160,000           7,590,000
  Macrovision Corp.*                                               83,300           6,165,499
                                                                             ----------------
                                                                                   16,918,999
                                                                             ----------------
Cabletelevision Equipment and Service (3.94%)
  Comcast Corporation Class A                                     249,600          10,420,800
                                                                             ----------------
Computer and Electronic Equipment (5.76%)
  Avocent Corporation*                                            120,000           3,240,000
  EMC Corp.*                                                       39,200           2,606,800
  Solectron Corp.*                                                277,400           9,403,860
                                                                             ----------------
                                                                                   15,250,660
                                                                             ----------------
Computer Software/Services (3.47%)
  America Online, Inc.*                                            83,800           2,916,240
  Inrange Technologies Corporation*                                35,000             592,813
  VeriSign, Inc.*                                                  50,100           3,716,794
  VERITAS Software Corp.*                                          22,400           1,960,000
                                                                             ----------------
                                                                                    9,185,847
                                                                             ----------------
Electric Utilities (2.28%)
  AES Corp.*                                                      109,000           6,035,875
                                                                             ----------------
Electrical Equipment (3.43%)
  FuelCell Energy, Inc.*                                           44,400           3,044,175
  General Electric Co.*                                            75,000           3,595,313
  Jabil Circuit, Inc.*                                             96,500           2,448,688
                                                                             ----------------
                                                                                    9,088,176
                                                                             ----------------
Energy (4.92%)
  Enron Corp.                                                     156,700          13,025,688
                                                                             ----------------
Financial Services (2.42%)
  Citigroup, Inc.                                                 125,500           6,408,344
                                                                             ----------------
Healthcare (8.31%)
  Bristol-Myers Squibb Co.                                         69,000           5,101,688
  Cardinal Health, Inc.                                            35,000           3,486,875
  Pharmacia & Upjohn, Inc.                                        110,000           6,710,000
  Stryker Corp.                                                   132,500           6,703,175
                                                                             ----------------
                                                                                   22,001,738
                                                                             ----------------

Insurance (7.86%)
  American International Group, Inc.                               78,800           7,766,725
  Arthur J. Gallagher & Co.                                        98,200           6,247,975
  Chubb Corp.                                                      29,600           2,560,400
  Marsh & McLennan Cos.                                            36,100           4,223,700
                                                                             ----------------
                                                                                   20,798,800
                                                                             ----------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Leisure/Entertainment (0.48%)
  Time Warner, Inc.                                                24,500    $      1,279,880
                                                                             ----------------
Manufacturing (1.55%)
  Tyco International Ltd.*                                         74,100           4,112,550
                                                                             ----------------
Oil & Gas Exploration & Production (7.63%)
  ENSCO International, Inc.                                       155,900           5,310,344
  Global Marine, Inc.*                                            192,000           5,448,000
  Nabors Industries, Inc.*                                        159,800           9,452,170
                                                                             ----------------
                                                                                   20,210,514
                                                                             ----------------
Oil & Gas Independent (7.02%)
  Anadarko Petroleum Corp.*                                        65,000           4,620,200
  Barrett Resources Corp.*                                        105,000           5,965,313
  Cross Timbers Oil Co.                                           225,000           6,243,750
  Ocean Energy, Inc.*                                             100,500           1,746,188
                                                                             ----------------
                                                                                   18,575,451
                                                                             ----------------
Oil Services (6.69%)
  BJ Services Co.                                                  98,500           6,784,188
  Cooper Cameron Corp.*                                            82,100           5,423,731
  Smith International, Inc.*                                       73,700           5,495,256
                                                                             ----------------
                                                                                   17,703,175
                                                                             ----------------
Retail (3.66%)
  Kohl's Corp.*                                                    92,900           5,666,900
  Starbucks Corp.*                                                 91,200           4,035,600
                                                                             ----------------
                                                                                    9,702,500
                                                                             ----------------
Semiconductors (2.93%)
  Micrel, Inc.*                                                    77,000           2,593,938
  QLogic Corp.*                                                    67,000           5,159,000
                                                                             ----------------
                                                                                    7,752,938
                                                                             ----------------
Telecommunications Equipment (1.94%)
  Tellabs, Inc.*                                                   91,000           5,141,500
                                                                             ----------------
Telecommunications Service (2.28%)
  Broadwing, Inc.                                                 265,000           6,045,313
                                                                             ----------------
Total Common Stocks
  (Cost $247,226,997)                                                             250,290,035
                                                                             ----------------

U.S. GOVERNMENT AGENCY SECURITIES (4.87%)

  FHLBDN, 1/2/01                                           $    1,100,000           1,099,355
  FHLMCDN, 1/2/01                                                 800,000             799,588
  FHLMCDN, 1/9/01                                                 200,000             199,669
  FHLMCDN, 1/4/01                                              10,800,000          10,790,654
                                                                             ----------------
Total U.S. Government Agency Securities
  (Cost $12,889,271)                                                               12,889,266
                                                                             ----------------
Total Investments (Cost $260,116,268)                              99.40%         263,179,301

Excess of Other Assets over Liabilities                             0.60%           1,593,513
                                                           --------------    ----------------
Net Assets                                                        100.00%    $    264,772,814
                                                           ==============    ================

* Non-income producing
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note

                 See Notes to Financial Statements                 7

PERFORMANCE SUMMARY

The performance of the Fund for the first six months of the fiscal year ending June 30, 2001 has been extraordinary. Lindner Asset Allocation Fund shareholders have profited from the portfolio managers' disciplined value approach and in the second quarter enjoyed positive returns in a period that saw most major U.S. equity indices down sharply.

After a year of careful restructuring, the Fund was completely re-balanced by early July (the start of the Fiscal Year). (In the June 30, 2000 Annual Report we provided a description of the transition out of small-cap, mid-cap, and less liquid stocks and into S&P 500 stocks.) The equity portion of the Fund is now invested almost exclusively in companies in the S&P 500 Index, which represent the largest and most liquid segment of the U.S. equity market. The fixed income portion is invested in a mix of U.S. Treasury Bonds, U.S. Government Agency securities and Investment Grade corporate bonds. Again, as reported more fully in the Annual Report for 2000, we were invested in high-quality corporate bonds and 10-year Treasury bonds going into the new Fiscal Year.

Management feels the Fund is now quite well-positioned given the current economic uncertainty surrounding domestic and world financial markets and especially considering the recent dramatic slowdown in U.S. economic growth.

The Lindner Asset Allocation Fund Investor Shares had a total return of +3.63% for the six months ended December 31, 2000. This total return outperformed by 6.19% the fund's benchmark, a 60/40 mix of the S&P 500 and the Lehman Brothers Intermediate Bond index, which declined 2.56% in the same period. The S&P 500 returned -8.71% in the same period while the Lehman Intermediate Bond Index increased 6.97%. The performance of the Russell 1000 Index and the NASDAQ Composite for the six months were -8.53% and -37.64 respectively. The Fund's asset mix was approximately 60% equity and 40% fixed income over this same period.

                                            (continued on next page)

LINDNER ASSET ALLOCATION FUND

PERFORMANCE GRAPH
--------------------------------------------------------------------
Comparison of change in value of $10,000 invested 40% in the Lehman Brothers Intermediate Corporate Index and 60% in the S&P 500 Index with the Lindner Asset Allocation Fund--Investor Shares from December 31, 1990 to December 31, 2000 and Institutional Shares from July 9, 1996 to December 31, 2000:

                              [graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
         For Periods Ended                     For Periods Ended
         December 31, 2000                     December 31, 2000
      1 Year           (7.50%)               1 Year          (8.01%)
      5 Year            4.42%             Inception           3.23%
     10 Year           10.07%

The investment picture in the second half of the year 2000--July 1 through December 31--was characterized by a broad-based decline in technology shares underpinning a period of extreme underperformance for growth stocks relative to value stocks. The S&P 500/Barra Growth Index returned -16.72% in the fourth quarter alone compared to the S&P 500/Barra Value Index Return of +1.58%.

After the completion of re-balancing in July the Lindner Asset Allocation Fund was positioned to take advantage of these trends with overweight positions in more defensive sectors like Healthcare, Financial Services and Consumer Staples and significantly underweight positions in the poorly performing Technology, Software and Communication Services sectors.

The Fund received strong performance from portfolio overweights in stocks such as Phillip Morris, up 83.6%; Fannie Mae and Freddie Mac, up 63.1% and 68.9% respectively; and Cardinal Healthcare, up 44.2%. These and other investments helped power the Asset Allocation Fund to positive absolute returns for Fund investors. In the volatile market of 2000, Fund positions in Intel Corp., in the underweighted technology sector and Microsoft in the underweighted software sector reduced the Fund's performance with declines of -55.0% and -45.8% respectively.

Looking ahead, we believe that the first half of 2001 will be characterized by similar extreme volatility of the equity markets, with expected reported declining earnings to have a negative effect on prices. We expect continued high volatility of the S&P 500 and NASDAQ indices. However, long-term investors should be rewarded during 2001 as historical evidence indicates that positive stock market returns usually follow interest rate cuts by the Federal Reserve Board.

/s/ Mark T. Finn                     /s/ Jonathan F. Finn                 /s/ Jerry Barnes

Mark T. Finn                         Jonathan F. Finn                     Gerald H. Barnes
Portfolio Manager, Equity Portion    Portfolio Manager, Equity Portion    Portfolio Manager, Fixed-Income Portion

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                         SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER ASSET ALLOCATION FUND
-----------------------------

COMMON STOCKS (66.18%)

Automotive (0.41%)
  Ford Motor Company                                               45,800    $      1,073,438
  Navistar International Corp.*                                    16,800             439,950
                                                                             ----------------
                                                                                    1,513,388
                                                                             ----------------
Aerospace/Defense (0.98%)
  General Dynamics Corp.                                           46,000           3,588,000
                                                                             ----------------
Airlines (0.15%)
  Delta Air Lines, Inc.                                             5,300             265,994
  Southwest Airlines Co.                                            7,000             268,240
                                                                             ----------------
                                                                                      534,234
                                                                             ----------------
Aluminum Production (0.42%)
  Alcan Aluminium Limited                                           1,000              34,188
  Alcoa, Inc.                                                      44,900           1,504,150
                                                                             ----------------
                                                                                    1,538,338
                                                                             ----------------
Basic Materials (0.04%)
  Worthington Industries, Inc.                                     15,900             128,194
                                                                             ----------------
Cable Television Equipment/Service (0.23%)
  Comcast Corp. Class A Special                                    20,100             839,175
                                                                             ----------------
Chemicals and Allied Products (1.15%)
  Brown-Forman Corp.                                               16,000           1,064,000
  Dow Chemical Co.                                                 26,500             970,563
  Eastman Chemical Co.                                              9,100             443,625
  FMC Corp.*                                                       10,700             767,056
  Union Carbide Corp.                                              18,000             968,625
                                                                             ----------------
                                                                                    4,213,869
                                                                             ----------------
Clothing (0.07%)
  Russell Corp.                                                    16,300             251,631
                                                                             ----------------
Computer and Electronic Equipment (0.68%)
  Compaq Computer Corp.                                            31,000             466,550
  International Business Machines Corp.                            22,500           1,912,500
  Lexmark International Group, Inc., Class A*                       2,500             110,781
                                                                             ----------------
                                                                                    2,489,831
                                                                             ----------------
Computer Software/Services (3.71%)
  Autodesk, Inc.                                                    1,000              26,938
  BMC Software, Inc.*                                             128,700           1,801,800
  Cisco Systems, Inc.*                                            124,200           4,750,650
  Citrix Systems Inc.*                                              1,000              22,500
  Computer Associates International, Inc.                          15,000             292,500
  Microsoft Corp.*                                                 54,100           2,353,350
  Parametric Technology Co.*                                       85,000           1,142,188
  Siebel Systems, Inc.*                                             4,500             304,875
  Unisys Corporation*                                             197,200           2,884,050
                                                                             ----------------
                                                                                   13,578,851
                                                                             ----------------
Construction and Real Estate (0.10%)
  Massey Energy Co.                                                 6,600              84,150
  Pulte Corp.                                                       6,400             270,000
                                                                             ----------------
                                                                                      354,150
                                                                             ----------------
Consumer Finance (0.71%)
  Household International, Inc.                                    47,000           2,585,000
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
Consumer Staples (0.67%)
  Eastman Kodak Co.                                                32,900    $      1,295,438
  Mattel, Inc.                                                     80,000           1,155,200
                                                                             ----------------
                                                                                    2,450,638
                                                                             ----------------
Electrical Equipment (2.69%)
  Agilent Technologies, Inc.                                        8,000             438,000
  General Electric Co.                                            170,000           8,149,375
  ITT Industries, Inc.                                             10,800             418,500
  Motorola, Inc.                                                   19,000             384,750
  Sanmina Corp.*                                                    5,700             436,763
                                                                             ----------------
                                                                                    9,827,388
                                                                             ----------------
Financial Services (8.26%)
  American Express Co.                                             12,400             681,225
  Bank of America Corporation                                      40,600           1,862,525
  Citigroup, Inc.                                                  54,933           2,805,016
  Comerica, Inc.                                                   48,200           2,861,875
  Federal Home Loan Mortgage Corp.                                 60,300           4,153,163
  Federal National Mortgage Association                            46,800           4,059,900
  KeyCorp                                                          40,000           1,120,000
  KeySpan Corp.                                                    15,500             656,813
  National City Corp.                                             119,000           3,421,250
  Providian Financial Corp.                                        48,200           2,771,500
  U.S. Bancorp                                                    109,400           3,193,113
  Wachovia Corp.                                                   44,800           2,604,000
                                                                             ----------------
                                                                                   30,190,380
                                                                             ----------------
Food and Beverage (4.46%)
  Adolf Coors Co. Class B NV                                       10,000             803,125
  Anheuser-Busch Cos.                                              58,200           2,648,100
  ConAgra, Inc.                                                   120,100           3,122,600
  General Mills, Inc.                                              66,300           2,954,494
  Hershey Foods Corp.                                              55,100           3,547,063
  PepsiCo, Inc.                                                    65,200           3,231,475
                                                                             ----------------
                                                                                   16,306,857
                                                                             ----------------
Hardware & Tools (0.11%)
  Black & Decker Corp.                                             10,700             419,975
                                                                             ----------------
Healthcare (9.20%)
  Abbott Laboratories                                              46,800           2,266,875
  Alza Corp.*                                                      23,400             994,500
  Bristol-Myers Squibb Co.                                         73,500           5,434,406
  C. R. Bard, Inc.                                                 13,900             647,219
  Cardinal Health, Inc.                                            16,800           1,673,700
  Eli Lilly and Co.                                                26,000           2,419,625
  Humana, Inc.*                                                    88,500           1,349,625
  Johnson & Johnson                                                45,800           4,811,863
  King Pharmaceuticals, Inc.*                                      16,300             842,506
  Merck & Co., Inc.                                                52,000           4,868,500
  Pfizer, Inc.                                                    100,900           4,641,400
  Schering-Plough Corp.                                            21,800           1,237,150
  Tenet Healthcare Corp.*                                          30,500           1,355,344
  United Healthcare Co.                                            17,900           1,098,613
                                                                             ----------------
                                                                                   33,641,326
                                                                             ----------------
Household Products (1.07%)
  Newell Rubbermaid, Inc.                                          17,600             400,400
  Procter & Gamble Co.                                             45,000           3,529,688
                                                                             ----------------
                                                                                    3,930,088
                                                                             ----------------

10               See Notes to Financial Statements


---------------------------------------------------------------------------------------------
                                   LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                        SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                      (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER ASSET ALLOCATION FUND
-----------------------------
Index (1.69%)
  NASDAQ 100 Trust (Series 1)                                      55,000    $      3,210,625
  S&P 500 Depositary Receipt                                       22,500           2,951,719
                                                                             ----------------
                                                                                    6,162,344
                                                                             ----------------
Insurance (2.90%)
  Allstate Corp.                                                   93,600           4,077,450
  American International Group, Inc.                               41,600           4,100,200
  Aon Corporation                                                  70,500           2,414,625
                                                                             ----------------
                                                                                   10,592,275
                                                                             ----------------
Investment Banking/Brokerage (1.19%)
  Lehman Brothers Holdings, Inc.                                   55,000           3,719,375
  Morgan Stanley Dean Witter & Co.                                  7,800             618,150
                                                                             ----------------
                                                                                    4,337,525
                                                                             ----------------
Leisure/Entertainment (0.15%)
  Walt Disney Co.                                                  18,600             538,238
                                                                             ----------------
Manufacturing (1.13%)
  Corning, Inc.                                                     6,000             316,875
  Ingersoll-Rand Co.                                               62,800           2,629,750
  United Technologies Corp.                                        15,000           1,179,375
                                                                             ----------------
                                                                                    4,126,000
                                                                             ----------------
Mining (0.00%)
  Atlas Minerals, Inc. - Rule 144A*,a,r
    (Acquired 6/01/95, Cost $3,500,000)                           959,981                   0
  Uranium Resources, Inc. - Rule 144A*,a,r
    (Acquired 5/25/95, Cost $4,750,827)                         1,583,609                   0
                                                                             ----------------
                                                                                            0
                                                                             ----------------
Oil & Gas Exploration and Production (2.78%)
  Apache Corp.                                                     10,000             700,625
  Burlington Resources, Inc.                                       26,200           1,323,100
  Devon Energy Corp.                                               10,400             634,088
  Exxon Mobile Corp.                                               30,000           2,608,125
  Occidental Petroleum Corp.                                      105,700           2,563,225
  Phillips Petroleum Co.                                            9,400             534,625
  Rowan Cos., Inc.*                                                29,000             783,000
  Royal Dutch Petroleum Co.                                        17,100           1,035,619
                                                                             ----------------
                                                                                   10,182,407
                                                                             ----------------
Oil Refining and Marketing (1.36%)
  Chevron Corp.                                                    30,900           2,609,119
  Unocal Corp.                                                     20,600             796,963
  USX-Marathon Group                                               55,800           1,548,450
                                                                             ----------------
                                                                                    4,954,532
                                                                             ----------------
Oil Service (0.63%)
  Baker Hughes, Inc.                                               18,300             760,594
  Schlumberger Ltd. N. V.                                          19,200           1,534,800
                                                                             ----------------
                                                                                    2,295,394
                                                                             ----------------
Packaging (0.07%)
  Pactiv Corp.*                                                    19,500             241,313
                                                                             ----------------
Paper and Paper Products (0.17%)
  Willamette Industries, Inc.                                      13,300             624,269
                                                                             ----------------
Paper, Printing and Publishing (0.35%)
  Meredith Corp.                                                   39,600           1,274,625
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Publishing (0.79%)
  Dow Jones & Co., Inc.                                            18,200    $      1,030,575
  McGraw-Hill Cos.                                                 31,800           1,864,275
                                                                             ----------------
                                                                                    2,894,850
                                                                             ----------------
Restaurants and Food Preparation (0.42%)
  Darden Restaurants, Inc.                                         21,600             494,100
  Tricon Global Restaurants, Inc.*                                 15,800             521,400
  Wendy's International, Inc.                                      19,500             511,875
                                                                             ----------------
                                                                                    1,527,375
                                                                             ----------------
Retail - Specialty (1.03%)
  Home Depot, Inc.                                                 10,000             456,875
  Lowe's Cos., Inc.                                                52,100           2,318,450
  Toys "R" Us, Inc.*                                               60,000           1,001,250
                                                                             ----------------
                                                                                    3,776,575
                                                                             ----------------
Retail (3.10%)
  Albertson's, Inc.                                                40,000           1,060,000
  CVS Corp.                                                        21,400           1,282,663
  Federated Department Stores, Inc.*                               45,700           1,599,500
  Kohl's Corp.*                                                    11,800             719,800
  Kroger Co.*                                                      39,100           1,058,144
  May Department Stores Co.                                        22,100             723,775
  Sears Roebuck & Co.                                              38,800           1,348,300
  Supervalue, Inc.                                                 98,400           1,365,300
  Wal-Mart Stores, Inc.                                            40,700           2,162,188
                                                                             ----------------
                                                                                   11,319,670
                                                                             ----------------
Semiconductors (1.09%)
  Advanced Micro Devices, Inc.*                                    26,400             364,650
  Intel Corporation                                               103,800           3,139,950
  National Semiconductor Corp.*                                    13,700             275,713
  SDL Inc.*                                                         1,400             207,463
                                                                             ----------------
                                                                                    3,987,776
                                                                             ----------------
Services (0.21%)
  Electronic Data Systems Corp.                                    13,000             750,750
                                                                             ----------------
Telecommunications Equipment & Service (0.00%)
  Avaya, Inc.*                                                      1,049              10,818
                                                                             ----------------
Telecommunications Equipment (1.08%)
  Andrew Corp.*                                                    37,300             811,275
  Lucent Technologies, Inc.                                        36,600             494,100
  Metricom, Inc.*                                                  20,000             201,250
  Nortel Networks Corp.                                            42,300           1,356,244
  Tellabs, Inc.*                                                   19,500           1,101,750
                                                                             ----------------
                                                                                    3,964,619
                                                                             ----------------
Telecommunications Service (2.19%)
  Alltel Corp.                                                     21,500           1,342,406
  AT&T Corp.                                                       66,600           1,153,013
  BellSouth Corp.                                                  30,400           1,244,500
  CenturyTel, Inc.                                                 41,100           1,469,325
  Nextel Communications, Inc. Class A*                             16,100             398,475
  SBC Communications, Inc.                                         10,000             477,500
  Sprint Corp. (FON Group)                                         95,400           1,937,813
                                                                             ----------------
                                                                                    8,023,032
                                                                             ----------------
U.S. Government Agency (0.22%)
  FHLMCDN, 1/04/01                                                800,000             799,302
                                                                             ----------------

           See Notes to Financial Statements             11

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER ASSET ALLOCATION FUND
-----------------------------
Utilities (2.93%)
  Calpine Corp.*                                                    8,400    $        378,525
  Edison International                                            110,600           1,728,125
  Exelon Corp.                                                     27,825           1,953,593
  FirstEnergy Corp.                                                32,400           1,022,625
  Nicor, Inc.                                                      17,600             760,100
  ONEOK Inc.                                                       18,500             891,469
  PG&E Corp.                                                       26,000             520,000
  Public Service Enterprise Group                                  20,600           1,001,675
  Reliant Energy, Inc.                                             17,400             753,638
  Sempra Energy                                                    73,400           1,706,550
                                                                             ----------------
                                                                                   10,716,300
                                                                             ----------------
Miscellaneous (5.61%)                                                              20,503,257
                                                                             ----------------
Total Common Stocks (Cost $241,116,031)                                           241,984,559
                                                                             ----------------
NON-CONVERTIBLE BONDS (29.94%)

Airlines (0.96%)
  Trans World Airlines, Inc., 12%, due 2002              $      7,064,000           3,496,680
                                                                             ----------------
Chemicals and Allied Products (1.32%)
  Ashland, Inc., 6.625% due 2008                                5,000,000           4,825,570
                                                                             ----------------
Computer and Electronic Equipment (1.14%)
  Sun Microsystems, Inc., 7.65% due 2009                        4,000,000           4,176,820
                                                                             ----------------
Household Products (1.15%)
  Procter & Gamble Co., 6.875% due 2009                         4,000,000           4,187,604
                                                                             ----------------
Natural Gas Pipeline (1.46%)
  Union Pacific Resources, Inc., 7.95% due 2029                 5,000,000           5,339,550
                                                                             ----------------
Oil & Gas Exploration and Production (4.11%)
  Noble Affiliates Inc., 8% due 2027                            5,000,000           5,010,895
  Occidental Petroleum Corp., 8.75% due 2023                    5,000,000           5,479,305
  Phillips Petroleum Co., 8% due 2037                           5,000,000           4,529,355
                                                                             ----------------
                                                                                   15,019,555
                                                                             ----------------
Telecommunications Service (1.37%)
  MCI WorldCom, Inc., 7.75% due 2007                            5,000,000           5,014,580
                                                                             ----------------
U.S. Government Agency (11.98%)
  U.S. Treasury Note, 6.5% due 2015                            40,000,000          43,790,600
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Utilities (6.46%)
  Cleveland Electric Illuminating Co.,
    7.88% due 2017                                         $    5,000,000    $      5,042,390
  Dominion Capital Trust, 7.83% due 2027                       10,000,000           9,049,430
  Southern Energy, Inc., 7.90%
    due 2009                                                    5,000,000           4,969,790
  Western Resources, Inc., 7.125% due 2009                      5,000,000           4,561,480
                                                                             ----------------
                                                                                   23,623,090
                                                                             ----------------
Total Non-Convertible Bonds (Cost $109,139,186)                                   109,474,049
                                                                             ----------------

CONVERTIBLE BONDS (0.14%)

Semiconductors (0.14%)
  Conexant Systems, Inc., 4.25% due 2006 (cost
    $2,214,420)                                                   600,000             524,250
                                                                             ----------------
Total Convertible Bonds (Cost $2,142,369)                                             524,250
                                                                             ----------------

U.S. GOVERNMENT AGENCY SECURITIES (8.04%)

  FNMA, 6.625%, 11/15/10                                       20,000,000          21,006,320
  FNMA DISC, 01/08/01                                           8,400,000           8,387,071
                                                                             ----------------
Total U.S. Government Agency Securities (Cost
  $29,410,979)                                                                     29,393,391
                                                                             ----------------
Total Investments (Cost $381,808,564)                              104.31%        381,376,249

Excess of Other Liabilities over Assets                             (4.31)%       (15,751,933)
                                                           --------------    ----------------
Net Assets                                                         100.00%   $    365,624,316
                                                           ==============    ================

*Non-income producing
aDenotes security is affiliated (see Note 5)
rDenotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 2000 was $0.
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note

12               See Notes to Financial Statements

PERFORMANCE SUMMARY

The Lindner Utility Fund had a total return of -20.83% for the last six months of 2000. The performance of the Dow Jones Utility Index and the Dow Jones Telecommunications Index was 36.44% and -34.32%, respectively, over the same period. The performance of the Russell 3000 Utility Index for the last six months of 2000 was -18.00% (the Russell 3000 Utility Index has a significant telecommunications component).

The performance for the last half of 2000 was very discouraging. The Telecommunications and Technology issues were decimated in the NASDAQ pullback of over 50% from its March 2000 high. Overall, AT&T, Lucent, WorldCom and Westell Technologies were significant disappointments for the Fund over the past six months.

Our view was that although some of the P/E's were high, their valuations were warranted by their growth rates. This market decline has shaken out the upstarts that are not likely to make it, and has made the leaders in the industry outstanding value plays. In our opinion, Worldcom is one of these stocks, and we have made it one of our top holdings.

Traditional utilities made a strong showing in 2000, and our utility portion of the portfolio had a very favorable impact on the fund (up 32.12% in the last six months). Stocks such as Duke Power (+45.94%), Florida Power and Light (+47.57%) and Dominion Resources (+22.13%) contributed positively over the period. We think that many telecom and technology companies, with earnings and growth potential, will make a strong comeback going forward. The Fund's sector allocations will allow shareholders to participate in the expected rebound while receiving a good dividend yield.

LINDNER UTILITY FUND

PERFORMANCE GRAPH
---------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Dow Jones Utility Index and the Lindner Utility Fund--Investor Shares from October 4, 1993 to December 31, 2000 and Institutional Shares from October 31, 1996 to December 31, 2000:

                              [graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                     AVERAGE ANNUAL TOTAL RETURN
      For Investor Shares                 For Institutional Shares
       For Periods Ended                      For Periods Ended
       December 31, 2000                      December 31, 2000
     1 Year            (18.60%)            1 Year            (18.14%)
     5 Year             12.06%          Inception             10.15%
  Inception             12.02%

Although the performance of the Utility Fund for year 2000 was down (-18.60%), given the performance of the utilities within the Russell 3000 (-26.80% for the year), the relative performance of the Fund looks considerably better. We have been able to restructure our portfolio to take some advantage of the value currently available in the telecommunications area. We feel that the fund is well positioned to provide good capital appreciation and dividend yield over the next 12 months.

/s/ Jerry Barnes          /s/ Mark T. Finn          /s/ Thomas F. Lynch

Gerald H. Barnes          Mark T. Finn              Thomas F. Lynch
Portfolio Manager         Portfolio Manager         Portfolio Manager

---------------------------------------------------------------------------------------------
                                     LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                        SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER UTILITY FUND
--------------------

COMMON STOCKS (92.45%)

Broadcast/Media (2.20%)
  AT&T Corp. Liberty Media Group Class A*                          30,000    $        406,875
  EchoStar Communications Corp.*                                   10,000             227,500
  RCN Corp.*                                                       14,000              88,375
                                                                             ----------------
                                                                                      722,750
                                                                             ----------------
Computer and Electronic Equipment (0.75%)
  Foundry Networks, Inc.*                                          16,500             247,500
                                                                             ----------------
Diversified Utility (5.69%)
  Exelon Corp.                                                     12,000             842,520
  Nicor, Inc.                                                       6,000             259,125
  PPL Corp.                                                        17,000             768,188
                                                                             ----------------
                                                                                    1,869,833
                                                                             ----------------
Electrical Generation (30.13%)
  AES Corp.*                                                        4,000             221,500
  American Electric Power Co.                                       6,000             279,000
  CH Energy Group, Inc.                                             7,500             335,625
  Consolidated Edison, Inc.                                        25,000             962,500
  Dominion Resources, Inc.                                         10,000             670,000
  Duke Energy Corp.                                                10,000             852,500
  Edison International                                             20,000             312,500
  FPL Group, Inc.                                                  18,000           1,291,500
  NiSource, Inc.                                                   25,000             768,750
  NSTAR                                                            10,000             428,750
  Pinnacle West Capital Corp.                                      15,000             714,375
  Potomac Electric Power Co.                                       12,000             296,520
  RGS Energy Group, Inc.                                            7,500             243,281
  Southern Co.                                                     20,000             665,000
  Teco Energy, Inc.*                                               30,000             971,250
  TXU Corp.                                                        20,000             886,250
                                                                             ----------------
                                                                                    9,899,301
                                                                             ----------------
Electronics Distribution (0.61%)
  CellStar Corp.*                                                 140,000             201,250
                                                                             ----------------
Internet Software/Services (1.22%)
  CacheFlow Inc.*                                                  10,000             170,625
  F5 Networks Inc.*                                                10,000              95,000
  Liberate Technologies*                                           10,000             136,250
                                                                             ----------------
                                                                                      401,875
                                                                             ----------------
Natural Gas Pipeline (10.20%)
  Atmos Energy Corp.                                               15,000             365,625
  Enron Corporation                                                15,000           1,246,875
  NUI Corporation                                                   7,500             241,406
  Peoples Energy Corp.                                              6,000             268,500
  Piedmont Natural Gas Co.                                         10,000             381,875
  Questar Corp.*                                                   18,000             541,125
  WGL Holdings, Inc.                                               10,000             304,375
                                                                             ----------------
                                                                                    3,349,781
                                                                             ----------------
Networking Equipment/Software (4.47%)
  Cisco Systems, Inc.*                                             35,000           1,338,750
  Proxim, Inc.*                                                     3,000             129,000
                                                                             ----------------
                                                                                    1,467,750
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Oil & Gas Exploration and Production (5.06%)
  BP Amoco PLC ADR                                                 15,000    $        718,125
  Cabot Oil & Gas Corp.                                             9,000             280,688
  Exxon Mobile Corporation                                          5,000             434,688
  Noble Affiliates, Inc.                                            5,000             230,000
                                                                             ----------------
                                                                                    1,663,501
                                                                             ----------------
Oil Refining and Marketing (2.14%)
  Amerada Hess Corp.                                                5,000             365,313
  Sunoco, Inc.                                                     10,000             336,875
                                                                             ----------------
                                                                                      702,188
                                                                             ----------------
Oilfield Services (1.68%)
  Transocean Sedco Forex, Inc.                                     12,000             552,000
                                                                             ----------------
Telecommunications Equipment (5.51%)
  DMC Stratex Networks*                                            21,600             324,000
  General Motors Corporation Class H*                              15,000             345,000
  Nextel Partners, Inc.*                                            7,500             126,094
  Nokia Corporation - ADR                                           4,000             174,000
  Nortel Networks Corporation                                      13,481             432,235
  Sycamore Networks, Inc.*                                          5,500             204,875
  Westell Technologies, Inc. Class A*                              66,800             204,575
                                                                             ----------------
                                                                                    1,810,779
                                                                             ----------------
Telecommunications Service (22.78%)
  AT&T Corp.                                                       25,000             432,813
  McLeodUSA, Inc., Class A*                                        42,000             593,250
  Nextel Communications, Inc.*                                     19,000             470,250
  Rogers Communications, Inc., Class B                             17,000             289,000
  SBC Communications, Inc.                                         20,000             955,000
  Sprint Corp. (FON Group)                                         10,000             203,125
  Verizon Communications, Inc.                                      9,760             489,220
  VoiceStream Wireless Corp.*                                      15,000           1,509,375
  Western Wireless Corp.*                                          15,000             587,813
  Williams Communications Group, Inc.*                             30,000             352,500
  WorldCom, Inc.*                                                  85,147           1,192,058
  XO Communications, Inc. Class A*                                 22,900             407,906
                                                                             ----------------
                                                                                    7,482,310
                                                                             ----------------

Total Common Stocks (Cost $27,817,412)                                             30,370,818
                                                                             ----------------
PREFERRED STOCKS (1.06%)

Miscellaneous (1.06%)                                                                 347,000
                                                                             ----------------
CONVERTIBLE BONDS (0.90%)

Miscellaneous (0.90%)                                                                 295,000
                                                                             ----------------

14               See Notes to Financial Statements


---------------------------------------------------------------------------------------------
                                    LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                        SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                       (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER UTILITY FUND
--------------------
U.S. GOVERNMENT AGENCY SECURITIES (2.43%)

  FHLBDN, 1/3/01                                           $      100,000    $         99,926
  FHLMCDN, 1/4/01                                                 700,000             699,383
                                                                             ----------------
Total U.S. Government Agency Securities (Cost $799,312)                               799,309
                                                                             ----------------
Total Investments (Cost $29,596,645)                                96.84%         31,812,127

Excess of Other Assets over Liabilities                              3.16%          1,038,831
                                                           --------------    ----------------
Net Assets                                                         100.00%   $     32,850,958
                                                           ==============    ================

* Non-income producing
ADR = American Depositary Receipt
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note

                    See Notes to Financial Statements           15

PERFORMANCE SUMMARY

NOTE TO SHAREOWNERS:

On November 17, 2000, in another step designed to continue the strengthening of its portfolio management team, Lindner Asset Management, Inc., the advisor to the Lindner family of mutual funds, announced the appointment of additional portfolio co-managers. These experienced fund managers joined a team of co-managers who had been appointed over the prior 18 months by Lindner. The new co-managers of the Lindner Small-Cap Fund are Roger H. Stamper and Stephen J. Wisneski. The prior co-managers were Mark T. Finn and Jonathan F. Finn. The following are reports on the Lindner Small-Cap Fund from both teams for their respective periods of fund management.

The Lindner Small-Cap Fund had a total return of -5.87% in the 6-month period ended December 31, 2000 (the first two quarters of the Fund's Fiscal Year); the performance of the Fund's benchmark, the Russell 2000 Index, during the same period was -5.80%.

The Fund returned -0.76% for the period July 1 to November 17,
2000--while its benchmark, the Russell 2000, returned -6.21%. In this period the fund beat the benchmark by 5.45%.

Throughout 2000 the Small-Cap Fund continued to benefit from the portfolio managers' commitment to investing in strong value companies and the efforts to increase both the diversity and liquidity of the Fund's holdings.

On November 17, 2000 portfolio management of the Small-Cap Fund changed; a new management team joined the existing Lindner team of portfolio managers and two new co-managers were appointed to the Small-Cap Fund.

                                            (continued on next page)

LINDNER SMALL-CAP FUND

PERFORMANCE GRAPH
--------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell 2000 Index and the Lindner Small-Cap Fund--Investor Shares from January 24, 1994 to December 31, 2000 and Institutional Shares from November 1, 1996 to December 31, 2000:

                              [graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
         For Periods Ended                     For Periods Ended
         December 31, 2000                     December 31, 2000
      1 Year           (1.59%)               1 Year          (1.94%)
      5 Year           15.26%             Inception          10.55%
   Inception           11.83%

Our philosophy is quite simple--we are growth managers. We believe that in the long term, stocks of companies that exhibit above average earnings growth will outperform slower growing companies. We begin our process by finding companies that post rapid revenue growth, since without revenue growth earnings will not continue to grow. We analyze the company fundamentals, reviewing their income statement and balance sheet and interview analysts to determine the reasons a company has been successful.

We spend a great deal of time on the issue of sustainability--Why will it last? Why will a company that has been successful continue to be successful? We examine the company's management, products, services, competition, and end markets. If we are satisfied that a company has a successful business model, which has and will continue to produce revenue and earnings growth, we monitor the stock for inclusion into the portfolio.

Our style of investing will lead us not only to fewer stock positions, but those holdings will tend to be more concentrated in growth-oriented areas of the economy. As a result, Healthcare and Technology will generally represent sizable weightings in the portfolio. Other areas of growth that are seen in our typical growth portfolio include Specialty Retail, Restaurants, Education, and Business Outsourcing. In addition, we remain flexible within our philosophy by always looking for areas that are emerging from slower growth. Our Energy holdings reflect such an area of opportunity.

THE OUTLOOK:

We are excited about managing the Small Cap Fund, especially in light of the favorable environment for smaller stocks. Historically, small stocks have outperformed larger stocks in a cyclical pattern. These patterns last, on average, about six years. We believe we are in the midst of another period of time when small stocks will continue to outperform larger stocks, as they have in each of the last two years. Given this background, we will continue to look for opportunities to take advantage of what could be a third year of small-cap outperformance.

Currently, we are emphasizing economically sensitive sectors, which should benefit from the Federal Reserve's quick action on lowering interest rates. These sectors include Specialty Retail, Housing, and Restaurants. Energy continues to be an area of focus as well. Technology, and to a lesser extent Healthcare are two sectors represented in the portfolio but the fund's relative weightings are modest given valuation issues.

/s/ Roger H. Stamper                  /s/ Stephen J. Wisneski

Roger H. Stamper                      Stephen J. Wisneski
Portfolio Manager                     Portfolio Manager

---------------------------------------------------------------------------------------------
                                     LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                         SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER SMALL-CAP FUND
----------------------

COMMON STOCKS (92.82%)

Biotechnology (0.74%)
  North American Scientific, Inc.*                                 13,000    $        188,500
                                                                             ----------------
Clothing (5.13%)
  Hot Topic, Inc.*                                                 30,000             493,125
  Oakley, Inc.*                                                    21,000             283,500
  Quicksilver, Inc.*                                               27,000             523,125
                                                                             ----------------
                                                                                    1,299,750
                                                                             ----------------
Computer and Electronic Equipment (1.67%)
  Avocent Corporation*                                             10,000             270,000
  Plexus Corp.*                                                     5,000             151,953
                                                                             ----------------
                                                                                      421,953
                                                                             ----------------
Computer Software/Services (11.76%)
  Aremissoft Corp.*                                                13,000             554,937
  Carreker Corp.*                                                   7,000             243,250
  Interwoven, Inc.*                                                 4,000             263,750
  Manugistics Group, Inc.*                                         16,500             940,500
  Mapinfo Corp.*                                                   14,500             685,125
  ScanSource, Inc.*                                                 7,500             292,500
                                                                             ----------------
                                                                                    2,980,062
                                                                             ----------------
Financial Services (4.72%)
  AmeriCredit Corp.*                                               25,500             694,875
  Metris Cos., Inc.                                                19,000             499,938
                                                                             ----------------
                                                                                    1,194,813
                                                                             ----------------
Food Distribution (1.72%)
  Performance Food Co.                                              8,500             435,758
                                                                             ----------------
Healthcare (22.45%)
  Accredo Health, Inc.*                                            13,500             677,531
  Advance PCS*                                                     16,000             728,000
  Closure Medical Corp.*                                            9,600             345,600
  Eclipsys Corp.                                                      500              12,250
  K-V Pharmaceutical, Class A*                                     16,500             412,500
  Medicis Pharmaceutical Corp., Class A*                            9,500             561,688
  Orthodontic Centers of America, Inc.*                            28,000             875,000
  Province Healthcare Co.*                                         29,000           1,141,875
  Regeneration Technologies, Inc.*                                 19,800             282,150
  SICOR, Inc.*                                                     46,000             664,125
                                                                             ----------------
                                                                                    5,700,719
                                                                             ----------------
Insurance (1.35%)
  Mutual Risk Management, Ltd.                                     22,500             341,719
                                                                             ----------------
Leisure/Entertainment (2.07%)
  WMS Industries, Inc.*                                            26,000             523,250
                                                                             ----------------
Oil & Gas Exploration and Production (7.62%)
  Grey Wolf, Inc.*                                                105,000             616,875
  Spinnaker Exploration Co.*                                       14,000             595,000
  Unit Corp.*                                                      38,000             719,625
                                                                             ----------------
                                                                                    1,931,500
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Oilfield Services (8.21%)
  Hanover Compressor Co.*                                          16,600    $        739,738
  National-Oilwell, Inc.*                                          23,000             889,813
  Newpark Resources, Inc.*                                         47,000             449,438
                                                                             ----------------
                                                                                    2,078,989
                                                                             ----------------
Restaurants and Food Preparation (5.25%)
  BUCA, Inc.*                                                      26,000             381,875
  California Pizza Kitchen, Inc.*                                   6,000             169,500
  Cheesecake Factory, Inc.*                                        12,500             479,688
  P.F. Chang's China Bistro, Inc.*                                  9,500             298,656
                                                                             ----------------
                                                                                    1,329,719
                                                                             ----------------
Retail - Specialty (1.87%)
  Copart, Inc.*                                                    22,000             473,000
                                                                             ----------------
Retail (0.86%)
  Factory 2-U Stores, Inc.*                                         6,600             218,625
                                                                             ----------------
Semiconductors (1.89%)
  AXT, Inc.*                                                        8,500             281,031
  Emcore Corp.*                                                     4,200             197,400
                                                                             ----------------
                                                                                      478,431
                                                                             ----------------
Services (14.67%)
  Administaff, Inc.*                                               16,500             448,800
  Corinthian Colleges, Inc.*                                       18,000             682,875
  Edison Schools, Inc.*                                            20,000             630,000
  Pivotal Corp.*                                                    5,500             203,844
  Stericycle, Inc.*                                                22,500             857,813
  Waste Connections, Inc.*                                         27,000             892,688
                                                                             ----------------
                                                                                    3,716,020
                                                                             ----------------
Telecommunications Equipment (0.85%)
  INRANGE Technologies, Corp., Class B*                            12,700             215,106
                                                                             ----------------
Total Common Stocks (Cost $22,933,433)                                             23,527,914
                                                                             ----------------
U.S. GOVERNMENT AGENCY SECURITIES (9.47%)

  FHLMCDN, 1/04/01                                              2,400,000           2,397,906
                                                                             ----------------

Total Investments (Cost $25,345,133)                               102.34%         25,925,820

Excess of Other Liabilities over Assets                             (2.34%)          (591,898)
                                                           --------------    ----------------
Net Assets                                                         100.00%   $     25,333,922
                                                           ==============    ================

*Non-income producing
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note

18               See Notes to Financial Statements

PERFORMANCE SUMMARY

This "go anywhere" Fund seeks investment opportunities in value, growth, large, small, and other categories. The Fund is designed for long-term investors seeking potential return in excess of the S&P
500. Because of the nature of its very rotational style, daily volatility and turnover can be high. In addition, management will raise substantial cash positions when the risk/return tradeoff appears unfavorable.

Currently, investors should expect very little correlation between the returns of the Opportunities Fund and the S&P 500 on a daily basis. Given its low correlation, management believes the Fund is well suited for volatility-tolerant investors seeking a diversifying investment instrument that provides an opportunity to earn superior equity returns.

Over the six-month period ended December 31, 2000, the Opportunities Fund returned -8.86% while its benchmark, the S&P 500, returned -8.71%. The second half of the year 2000 was a tale of two quarters for the Fund with relative underperformance, followed by relative outperformance. During the 3rd quarter of 2000, the fund returned -7.32% while the S&P 500 returned -0.97%, underperforming by -6.35%. This reversed in the 4th quarter when the Fund returned -1.66% and the S&P 500 returned -7.82% for outperformance of 6.16%. This almost perfect negative correlation to the S&P 500 highlights the versatility and diversifying aspects of the Opportunities Fund.

Management continues to believe that the performance pattern of the Fund will be characterized by periods of relative flat-to-down performance followed by periods of significant outperformance. This "lumpy" return pattern is not appropriate for all investors.

/s/ Mark T. Finn

Mark T. Finn
Portfolio Manager


LINDNER OPPORTUNITIES FUND

PERFORMANCE GRAPH
----------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Standard & Poor's 500 Index and the Lindner Opportunities Fund--Investor Shares from October 11, 1999 to December 31, 2000:

                              [graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                         ANNUALIZED RETURN

                        For Investor Shares
                For Periods Ended December 31, 2000

          1 Year                                   (11.19%)
          Since Inception, October 11, 1999          4.04%

---------------------------------------------------------------------------------------------
                                     LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                         SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER OPPORTUNITIES FUND
--------------------------

COMMON STOCKS (60.34%)

Chemicals (2.79%)
  Air Products and Chemicals, Inc.                                    700    $         28,700
  Ecolab, Inc.                                                        500              21,594
                                                                             ----------------
                                                                                       50,294
                                                                             ----------------
Communications Equipment (0.62%)
  Alcatel S.A. ADS                                                    200              11,188
                                                                             ----------------
Computers Software/Services (3.04%)
  Cisco Systems, Inc.                                                 400              15,300
  Eclipsys Corp.                                                      900              22,050
  Webtrends Corp.                                                     600              17,363
                                                                             ----------------
                                                                                       54,713
                                                                             ----------------
Diversified Utility (2.34%)
  Western Resources, Inc.                                           1,700              42,181
                                                                             ----------------
Gaming, Lottery & Parimutual (1.01%)
  Aztar Corp.                                                       1,400              18,113
                                                                             ----------------
Gold/Precious Metals Mining (1.39%)
  Placer Dome, Inc.                                                 2,600              25,025
                                                                             ----------------
Health Care (6.59%)
  Davita, Inc.                                                        800              13,700
  Lifepoint Hospitals, Inc.                                           300              15,038
  Merck & Co., Inc.                                                   200              18,725
  Trigon Healthcare, Inc.                                             600              46,688
  UnitedHealth Group, Inc.                                            400              24,550
                                                                             ----------------
                                                                                      118,701
                                                                             ----------------
Homebuilding (1.43%)
  Standard Pacific Corp.                                            1,100              25,713
                                                                             ----------------
Investment Management (1.12%)
  Alliance Capital Management Holding L.P.                            400              20,250
                                                                             ----------------
Oil Integrated (1.08%)
  Occidental Petroleum Corp.                                          800              19,400
                                                                             ----------------
Restaurants (1.98%)
  RARE Hospitality International, Inc.                              1,600              35,700
                                                                             ----------------
Shipping (1.27%)
  Teekay Shipping Corp.                                               600              22,800
                                                                             ----------------
Airlines (4.15%)
  AMR Corp.                                                           600              23,513
  Frontier Airlines Inc.                                              900              27,844
  Southwest Airlines Co.                                              700              23,471
                                                                             ----------------
                                                                                       74,828
                                                                             ----------------
Electrical Equipment (0.65%)
  Amphenol Corp.                                                      300              11,756
                                                                             ----------------
Financial Services (1.59%)
  Greenpoint Financial Corp.                                          700              28,656
                                                                             ----------------
Food and Beverage (1.23%)
  Sara Lee Corp.                                                      900              22,106
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Internet Software/Services (1.06%)
  Openwave Systems                                                    400    $         19,175
                                                                             ----------------
Natural Gas Pipeline (4.09%)
  AGL Resources, Inc.                                               1,100              24,269
  Energen Corp.                                                       700              22,531
  Peoples Energy Corp.                                                600              26,850
                                                                             ----------------
                                                                                       73,650
                                                                             ----------------
Oil & Gas Exploration and Production (13.25%)
  Apache Corp.                                                        300              21,019
  Burlington Resources, Inc.                                          500              25,250
  Core Laboratories NV                                              1,000              27,313
  Devon Energy Corp.                                                  300              18,291
  EOG Resources, Inc.                                                 600              32,813
  Kerr-McGee Corp.                                                    300              20,081
  Patterson Energy, Inc.                                              700              26,075
  Phillips Petroleum Co.                                              300              17,063
  Talisman Energy, Inc.                                               350              12,972
  Weatherford International, Inc.                                     800              37,800
                                                                             ----------------
                                                                                      238,677
                                                                             ----------------
Publishing (1.04%)
  Penton Media, Inc.                                                  700              18,813
                                                                             ----------------
Retail (0.90%)
  Stein Mart, Inc.                                                  1,400              16,275
                                                                             ----------------
Semiconductors (2.79%)
  Agilent Technologies, Inc.*                                         400              21,900
  Cree, Inc.                                                          800              28,425
                                                                             ----------------
                                                                                       50,325
                                                                             ----------------
Tobacco Products (1.47%)
  Philip Morris Companies, Inc.                                       600              26,400
                                                                             ----------------
Miscellaneous (3.45%)                                                                  62,138
                                                                             ----------------

Total Common Stocks (Cost $1,055,189)                                               1,086,877
                                                                             ----------------

U.S. GOVERNMENT AGENCY SECURITIES (33.27%)

  FHLMCDN, 1/04/01                                         $      300,000             299,739
  FNMADN, 01/08/01                                                300,000             299,533
                                                                             ----------------
Total U.S. Government Agency Securities (Cost $599,278)                               599,272
                                                                             ----------------
Total Investments (Cost $1,654,467)                                 93.62%          1,686,149

Excess of Other Assets over Liabilities                              6.38%            114,988
                                                           --------------    ----------------
Net Assets                                                         100.00%   $      1,801,137
                                                           ==============    ================

* Non-income producing
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note

20               See Notes to Financial Statements

PERFORMANCE SUMMARY

The Lindner Market Neutral Fund had a total return of 4.62% for the six months ended December 31, 2000. The Fund's benchmark, the 90-day T-bill, returned 3.08% over the same period. The performance of the S&P 500 Index and NASDAQ Composite for the six months ended December 31, 2000 was -8.72% and -37.65% respectively.

Fund performance for the considerably turbulent year of 2000 was excellent. The Lindner Market Neutral Fund had a total return of 12.07% for the year, while the Fund's benchmark, the 90-day T-bill, returned 5.96% over the same period. The performance of the S&P 500 Index and NASDAQ Composite for the year was -9.10% and -39.18% respectively.

The past six months have been a difficult time for the markets. We have seen technology and telecommunication stocks under tremendous selling pressure as earnings and growth rates declined. This has been reflected in the unprecedented collapse of the NASDAQ Composite Index since its peak in March 2000 and in the steep decline in the S&P 500 Index since early November. The risk in the equity markets has increased and many investors have been painfully reminded of the downside to market volatility.

By contrast, the Lindner Market Neutral Fund performed consistently with its objective. For calendar year 2000, the Fund beat its T-bill benchmark by more than six percentage points and produced a positive return in a down market (beating the S&P 500 by more than 21 percentage points with less than one-third of the volatility).

The performance objective of the Lindner Market Neutral Fund is to generate annual returns in excess of the T-bill benchmark with considerably less volatility than the stock market indexes and with little or no correlation to them, as well. The goal is to produce consistently positive returns on an annual basis by combining the purchase of securities the portfolio managers consider attractive with the short sale of securities deemed unattractive in such a way as to neutralize the impact of overall market movements on the portfolio's return.

During the course of an investing year the Fund is periodically rebalanced to ensure that our

LINDNER MARKET NEUTRAL FUND

PERFORMANCE GRAPH
-------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the 90 Day
T-Bill Index and the Lindner Market Neutral Fund(1) from February
11, 1994 to December 31, 2000:

                              [graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                    AVERAGE ANNUAL TOTAL RETURN

                        For Investor Shares
                For Periods Ended December 31, 2000

          1 Year                                    12.07%
          5 Years                                    4.87%
          Inception                                  2.80%

[FN]
--------
(1) Until July 1, 1999, this Fund was managed with a different investment objective and different principal investment strategies.

research and best ideas are represented in the long portfolio and that the stocks we consider to be the least promising are held in the short portfolio.

The risk characteristics of the long portfolio and those of the short portfolio are constantly matched as closely as possible in terms of capitalization, beta, style and other factors. The dollar sizes of the two portfolios and the number of stocks in each are substantially the same. Rebalancing ensures that the common factor exposure of the fund remains minimal.

/s/ Jeffrey D. Fotta                             /s/ Thomas F. Lynch

Jeffrey D. Fotta                                 Thomas F. Lynch
Portfolio Manager                                Portfolio Manager

---------------------------------------------------------------------------------------------
                                     LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                         SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------

COMMON STOCKS (73.17%)

Airlines (1.74%)
  AMR Corp.*                                                        3,500    $        137,156
  Atlas Air, Inc.*                                                  4,100             133,763
  Continental Airlines, Inc.*                                       2,600             134,225
  Southwest Airlines Co.                                            4,200             140,826
                                                                             ----------------
                                                                                      545,970
                                                                             ----------------
Basic Materials (1.88%)
  Air Products & Chemicals, Inc.                                    3,800             155,800
  Albemarle Corp.                                                  11,700             289,575
  Cytec Industries, Inc.*                                           3,600             143,775
                                                                             ----------------
                                                                                      589,150
                                                                             ----------------
Broadcast/Media (0.44%)
  Fox Entertainment Group, Inc.*                                    7,700             137,638
                                                                             ----------------
Building Materials (0.39%)
  RPM Inc.                                                         14,200             121,588
                                                                             ----------------
Capital Goods (2.03%)
  Dover Corp.                                                       3,300             133,856
  Federal Signal Corp.                                              6,100             119,713
  IDEX Corp.                                                        3,700             122,563
  Newport News Shipbuilding, Inc.                                   2,400             124,800
  Textron, Inc.                                                     2,900             134,850
                                                                             ----------------
                                                                                      635,782
                                                                             ----------------
Chemicals and Allied Products (2.28%)
  Eastman Chemical Co.                                              2,900             141,375
  Millenium Chemicals, Inc.                                         8,100             146,813
  OM Group, Inc.                                                    2,600             142,025
  Rohm and Haas Co.                                                 4,300             156,144
  Solutia, Inc.                                                    10,700             128,400
                                                                             ----------------
                                                                                      714,757
                                                                             ----------------
Clothing (0.88%)
  Intimate Brands, Inc.                                            18,500             277,500
                                                                             ----------------
Computer and Electronic Equipment (2.32%)
  Foundry Networks, Inc.*                                           5,100              76,500
  Gateway, Inc.*                                                    7,700             138,523
  Hewlett-Packard Co.                                               8,100             255,656
  Maxtor Corp.*                                                    21,000             117,470
  National Instruments Corp.*                                       2,900             140,831
                                                                             ----------------
                                                                                      728,980
                                                                             ----------------
Computer Software/Services (3.09%)
  Adobe Systems, Inc.                                               1,800             104,738
  Black Box Corp.*                                                  2,600             125,613
  Cognos, Inc.*                                                     3,600              67,725
  F5 Networks, Inc.*                                                7,000              66,500
  Mentor Graphics Corp.*                                            4,800             131,700
  New Era of Networks, Inc.*                                       18,600             109,275
  Oracle Corp.*                                                     4,200             122,063
  Rational Software Corp.*                                          2,900             112,919
  Sapient Corp.*                                                   10,800             128,925
                                                                             ----------------
                                                                                      969,458
                                                                             ----------------
Consumer Cyclicals (3.62%)
  ACNielson Corp.*                                                  5,200             188,656
  Black & Decker Corp.                                              3,800             149,150
  Brunswick Corp.                                                  15,000             246,563
  Convergys Corp.*                                                  2,600             117,813


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Consumer Cyclicals (continued)
  Cooper Tire & Rubber Co.                                         14,200    $        150,875
  DeVry, Inc.*                                                      4,100             154,775
  Fastenal Co.                                                      2,300             126,213
                                                                             ----------------
                                                                                    1,134,045
                                                                             ----------------
Consumer Staples (1.34%)
  Avon Products, Inc.                                               3,300             157,988
  Church & Dwight Co., Inc.                                         5,800             129,050
  Eastman Kodak Co.                                                 3,400             133,875
                                                                             ----------------
                                                                                      420,913
                                                                             ----------------
Electrical Equipment (2.70%)
  Advanced Energy Industries, Inc.*                                 5,000             112,500
  AVX Corp.                                                         6,300             103,163
  KEMET Corp.*                                                      7,000             105,875
  Molex, Inc.                                                       2,900             102,950
  Rockwell International Corp.                                      3,100             147,638
  Sawtek, Inc.*                                                     1,800              83,138
  Scientific-Atlanta, Inc.                                          2,500              81,406
  Technitrol, Inc.                                                  2,700             111,038
                                                                             ----------------
                                                                                      847,708
                                                                             ----------------
Electronics Distributors (0.46%)
  Avnet, Inc.                                                       6,700             144,050
                                                                             ----------------
Energy (0.49%)
  EOG Resources, Inc.                                               2,800             153,125
                                                                             ----------------
Financial Services (2.22%)
  AON Corp.                                                         4,100             140,425
  First Union Corp.                                                 5,300             147,406
  Franklin Resources, Inc.                                          3,400             129,540
  MBNA Corp.                                                        3,700             136,669
  MGIC Investment Corp.                                             2,100             141,619
                                                                             ----------------
                                                                                      695,659
                                                                             ----------------
Food and Beverage (1.79%)
  Hormel Foods Corp.                                                7,300             135,963
  Keebler Foods Co.                                                 3,300             136,744
  PepsiCo, Inc.                                                     2,900             143,731
  Suiza Foods Corp.*                                                3,000             144,000
                                                                             ----------------
                                                                                      560,438
                                                                             ----------------
Food Distribution (0.48%)
  Sysco Corp.                                                       5,000             150,000
                                                                             ----------------
Healthcare (7.75%)
  Abbott Laboratories                                               2,700             130,781
  Allergan, Inc.                                                    1,600             154,900
  Alza Corp.                                                        3,600             153,000
  Barr Laboratories, Inc.*                                          1,900             138,581
  Cardinal Health, Inc.                                             1,500             149,438
  Caremark Rx, Inc.*                                               12,700             172,244
  Express Scripts, Inc.*                                            1,500             153,375
  ICN Pharmaceuticals, Inc.                                         4,500             138,094
  Incyte Pharmaceuticals, Inc.*                                     4,300             106,963
  Orthodontic Centers of America, Inc.*                             4,000             125,000
  Patterson Dental Co.                                              4,000             135,500
  Quest Diagnostics, Inc.                                           1,100             156,200
  Sepracor, Inc.*                                                   1,600             128,200
  Trigon Healthcare, Inc.*                                          1,800             140,063
  Watson Pharmaceuticals, Inc.*                                     2,900             148,444

22               See Notes to Financial Statements


---------------------------------------------------------------------------------------------
                                     LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                         SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                         (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------
Healthcare (continued)
  WellPoint Health Networks, Inc.*                                  2,600    $        299,650
                                                                             ----------------
                                                                                    2,430,433
                                                                             ----------------
Hotel Operator (0.90%)
  Hilton Hotels Corp.                                              14,100             148,050
  Marriott International, Inc.                                      3,200             135,200
                                                                             ----------------
                                                                                      283,250
                                                                             ----------------
Household Products (1.44%)
  Colgate-Palmolive Co.                                             2,400             154,920
  Newell Rubbermaid, Inc.                                           6,500             147,875
  Tupperware Corp.                                                  7,300             149,194
                                                                             ----------------
                                                                                      451,989
                                                                             ----------------
Industrial Products and Services (0.42%)
  MSC Industrial Direct Co.*                                        7,300             131,856
                                                                             ----------------
Insurance (0.50%)
  PMI Group, Inc.                                                   2,300             155,681
                                                                             ----------------
Leisure/Entertainment (2.14%)
  Harley-Davidson, Inc.                                             6,600             262,350
  Metro-Goldwyn-Mayer, Inc.*                                        8,200             133,763
  Royal Caribbean Cruises, Ltd.                                     5,600             148,120
  Walt Disney Co.                                                   4,400             127,325
                                                                             ----------------
                                                                                      671,558
                                                                             ----------------
Manufacturing (0.97%)
  Cognex Corp.*                                                     6,700             148,238
  Millipore Corporation                                             2,500             157,500
                                                                             ----------------
                                                                                      305,738
                                                                             ----------------
Metals Processing (0.87%)
  Engelhard Corp.                                                   6,800             138,550
  Southern Peru Copper Corp.                                       10,500             135,188
                                                                             ----------------
                                                                                      273,738
                                                                             ----------------
Office Equipment/Services (1.79%)
  Herman Miller, Inc.                                               5,800             166,750
  HON Industries, Inc.                                              5,000             127,500
  Steelcase, Inc. Class A                                          19,300             267,788
                                                                             ----------------
                                                                                      562,038
                                                                             ----------------
Oil & Gas Exploration and Production (1.50%)
  Global Marine, Inc.*                                              5,100             144,713
  Newfield Exploration Co.*                                         3,500             166,031
  Rowan Companies, Inc.*                                            5,900             159,300
                                                                             ----------------
                                                                                      470,044
                                                                             ----------------
Oil Refining and Marketing (1.38%)
  Exxon Mobil Corp.                                                 1,600             139,100
  Sunoco, Inc.                                                      4,500             151,594
  Unocal Corp.                                                      3,700             143,144
                                                                             ----------------
                                                                                      433,838
                                                                             ----------------
Oilfield Services (0.94%)
  Baker Hughes, Inc.                                                3,800             157,938
  BJ Services Company*                                              2,000             137,750
                                                                             ----------------
                                                                                      295,688
                                                                             ----------------
Packaging (0.42%)
  Sealed Air Corp.*                                                 4,300             131,150
                                                                             ----------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Paper (0.87%)
  Longview Fibre Co.                                                9,700    $        130,950
  Sonoco Products Co.                                               6,600             142,725
                                                                             ----------------
                                                                                      273,675
                                                                             ----------------
Publishing (2.20%)
  Hollinger International, Inc.                                     8,200             130,175
  McClatchy Co.                                                     3,100             131,944
  McGraw-Hill Cos.                                                  4,900             287,263
  Meridith Corp.                                                    4,400             141,625
                                                                             ----------------
                                                                                      691,007
                                                                             ----------------
Resorts & Casinos (0.81%)
  MGM Grand, Inc.                                                   4,800             135,300
  Park Place Entertainment, Inc.*                                  10,000             119,375
                                                                             ----------------
                                                                                      254,675
                                                                             ----------------
Restaurants and Food Preparation (0.47%)
  Sodexho Marriott Services, Inc.*                                  6,600             146,025
                                                                             ----------------
Retail (6.53%)
  99 Cents Only Stores*                                             5,100             139,613
  CDW Computer Centers, Inc.*                                       9,000             250,875
  Federated Department Stores, Inc.*                                3,900             136,500
  Hand Technologies, Inc., - Rule 144A*, r
    (Acquired 4/25/97, Cost $330,000)                             528,000             264,000
  Kohl's Corp.*                                                     2,200             134,200
  Michaels Stores, Inc.*                                            4,800             127,200
  Neiman-Marcus Group, Inc.                                         4,200             149,363
  Payless ShoeSource, Inc.*                                         2,000             141,500
  Pier 1 Imports, Inc.                                             15,000             154,688
  RadioShack Corp.                                                  2,800             119,875
  Sears, Roebuck & Co.                                              3,900             135,525
  Talbots, Inc.                                                     3,100             141,438
  Timberland Co.*                                                   2,300             153,813
                                                                             ----------------
                                                                                    2,048,590
                                                                             ----------------
Semiconductors (3.96%)
  ASM International N.V.*                                           8,700              81,019
  Asyst Technologies, Inc.*                                         9,400             126,313
  Atmel Corp.*                                                      9,200             106,950
  Cymer, Inc.*                                                      4,500             115,805
  Helix Technology Corp.                                            4,600             108,891
  KLA-Tencor Corp.*                                                 3,700             124,644
  Lam Research Corp.*                                               6,700              97,150
  Microchip Technology, Inc.*                                       5,000             109,688
  Micron Technology, Inc.*                                          3,600             127,800
  Teradyne, Inc.*                                                   3,300             122,925
  Xilinx, Inc.*                                                     2,600             119,925
                                                                             ----------------
                                                                                    1,241,110
                                                                             ----------------
Services (3.33%)
  Diamond Technology Partners, Inc.*                                5,500             167,750
  Getty Images, Inc.*                                               4,600             147,200
  H&R Block, Inc.                                                   3,700             153,088
  Harte-Hanks, Inc.                                                 5,700             135,019
  Korn/Ferry International*                                         5,500             116,875
  Robert Half International, Inc.*                                  4,500             119,250
  Teletech Holdings, Inc.*                                          5,600             102,900
  United Rentals, Inc.*                                             7,600             102,125
                                                                             ----------------
                                                                                    1,044,207
                                                                             ----------------

           See Notes to Financial Statements             23

---------------------------------------------------------------------------------------------
                                 LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                     SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                     (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------
Technology (0.79%)
  Inktomi Corp.*                                                    2,800    $         50,050
  Maxim Integrated Products, Inc.*                                  2,200             105,188
  Orbotech Ltd.*                                                    2,500              93,281
                                                                             ----------------
                                                                                      248,519
                                                                             ----------------
Telecommunications Equipment (1.07%)
  DMC Stratex Networks, Inc.*                                       7,400             111,000
  SDL, Inc.*                                                          800             118,550
  Tekelec*                                                          3,500             105,000
                                                                             ----------------
                                                                                      334,550
                                                                             ----------------
Telecommunications Service (0.39%)
  West Corp.*                                                       4,400             123,750
                                                                             ----------------
Transportation (2.08%)
  Expeditors International of Washington, Inc.                      2,500             134,219
  Federal Express Corp.*                                            2,800             111,888
  GATX Corporation                                                  2,700             134,663
  Norfolk Southern Corp.                                            9,400             125,138
  Union Pacific Corp.                                               2,900             147,175
                                                                             ----------------
                                                                                      653,083
                                                                             ----------------
Utilities (1.48%)
  Allegheny Energy, Inc.                                            3,300             159,019
  Constellation Energy Group, Inc.                                  3,500             157,719
  Reliant Energy, Inc.                                              3,400             147,263
                                                                             ----------------
                                                                                      464,001
                                                                             ----------------
  Total Common Stocks (Cost $24,684,298)                                           22,946,954
                                                                             ----------------

U.S. GOVERNMENT AGENCY SECURITIES (19.42%)

  FHLBDN, 1/2/01                                            $     100,000              99,929
  FHLMCDN, 1/4/01                                                 700,000             699,407
  FNMADN, 1/8/01                                                5,300,000           5,291,854
                                                                             ----------------
Total U.S. Government Agency Securities (Cost
  $6,091,368)                                                                       6,091,190
                                                                             ----------------

Total Investments (Cost $7,823,891)                                 92.59%         29,038,144

Cash Deposits with Broker for Securities Sold Short                  7.45%          2,336,307

Receivable from Brokers for Securities Sold Short                   73.18%         22,951,775

Securities Sold Short                                              (73.01)%       (22,896,624)

Excess of Other Liabilities over Assets                             (0.22)%           (68,021)
                                                           --------------    ----------------
Net Assets                                                         100.00%         31,361,581
                                                           ==============    ================

SCHEDULE OF SECURITIES SOLD SHORT

  SBS Broadcasting S.A.                                             6,200             162,363
  ACNielsen Corp.                                                   5,200             188,500
  Acxiom Corp.                                                      3,400             132,388
  Adaptec, Inc.                                                    12,200             125,050
  Alaska Air Group, Inc.                                            4,700             139,825
  Alberta Energy Co., Ltd.                                          3,100             149,575


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Albertson's, Inc.                                                 5,900    $        156,350
  Alexander & Baldwin, Inc.                                         4,800             126,000
  Ameren Corp.                                                      3,100             143,569
  Amgen, Inc.                                                       1,900             121,481
  Anadarko Petroleum, Corp.                                         2,100             149,268
  Apollo Group, Inc.                                                3,700             181,994
  Archer-Daniels Midland Co.                                       10,700             160,500
  Arrow International, Inc.                                         3,600             135,619
  Autodesk, Inc.                                                    4,700             126,606
  Avery Dennison Corp.                                              2,600             142,675
  Barnes & Noble, Inc.                                              5,200             137,800
  Barrett Resources Corp.                                           3,000             170,438
  Bausch & Lomb, Inc.                                               3,200             129,400
  BFGoodrich Co.                                                    3,900             141,863
  BJ's Wholesale Club, Inc.                                         3,800             145,825
  Bowater, Inc.                                                     2,400             135,300
  Briggs & Stratton Corp.                                           3,500             155,313
  Burlington Northern Santa Fe Corp.                                5,100             144,394
  Cabletron Systems, Inc.                                           7,800             117,488
  Cablevision Systems Corp.                                         1,700             144,394
  Cadence Design Systems, Inc.                                      4,700             129,250
  Candian National Railway Co.                                      4,300             127,656
  Carnival Corp.                                                    5,000             154,063
  Caterpillar, Inc.                                                 3,200             151,400
  Cephalon, Inc.                                                    2,500             158,281
  ChoicePoint, Inc.                                                 2,300             150,794
  CMGI, Inc.                                                       11,600              64,888
  Comdisco, Inc.                                                   10,400             118,950
  CommScope, Inc.                                                   7,500             124,219
  Compaq Computer Corp.                                             6,700             100,835
  Complete Business Solutions, Inc.                                12,800             132,000
  Computer Sciences Corp.                                           1,800             108,225
  Concurrent Computer Corp.                                         9,800              52,675
  Crane Co.                                                         5,200             147,875
  CTS Corp.                                                         3,200             116,600
  Cytyc Corp.                                                       2,400             150,150
  Darden Restaurants, Inc.                                          5,400             123,525
  Dell Computer Corp.                                               6,700             116,831
  Delphi Automotive Systems Corp.                                  11,500             129,375
  Deluxe Corp.                                                      5,600             141,512
  Dial Corporation                                                 11,500             126,500
  Diamond Offshore Drilling, Inc.                                   3,900             156,000
  Dollar Tree Stores, Inc.                                          3,300              80,850
  Dow Chemical Co.                                                  4,000             146,500
  eBay, Inc.                                                        3,100             102,300
  Electronic Arts, Inc.                                             3,400             144,925
  Ethan Allen Interiors, Inc.                                       4,400             147,400
  Family Dollar Stores, Inc.                                        5,600             120,050
  Federal National Mortgage Association                             1,600             138,800
  FirstEnergy Corp.                                                 4,500             142,031
  Flextronics International Ltd.                                    4,200             119,700
  Freeport-McMoRan Copper & Gold, Inc.                             16,200             138,713
  GAP Inc.                                                          5,300             135,150
  Gaylord Entertainment Co.                                         5,900             123,163
  Genuine Parts Co.                                                 6,600             172,838
  Gillette Co.                                                      4,200             151,725
  Global Industries, Ltd.                                          12,600             172,463
  H. J. Heinz Co.                                                   3,100             147,056

24               See Notes to Financial Statements

---------------------------------------------------------------------------------------------
                                 LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------
                     SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                     (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Harman International Industries, Inc.                             3,400    $        124,100
  Harmonic, Inc.                                                   11,900              67,682
  Harrah's Entertainment, Inc.                                      5,100             134,513
  Hasbro, Inc.                                                     14,300             151,938
  HCA-Healthcare Corp.                                              3,400             149,634
  HCC Insurance Holdings, Inc.                                      5,400             145,463
  ICOS Corp.                                                        3,100             161,006
  IDX Systems Corp.                                                 4,200             105,000
  Illinois Tool Works, Inc.                                         2,200             131,038
  Imation Corp.                                                     8,000             124,000
  Imperial Oil Ltd.                                                 5,100             134,130
  Inhale Therapeutic Systems, Inc.                                  2,500             126,250
  International Business Machines Corp.                             1,400             119,000
  International Flavors and Fragrances, Inc.                        6,700             136,094
  International Paper Co.                                           3,600             146,925
  International Speedway Corp.                                      3,300             125,400
  International Telecommunications Data System                     13,000                 130
  Interpublic Group of Cos.                                         3,100             131,944
  Interstate Bakeries Corp.                                         9,400             132,188
  Jack in The Box, Inc.                                             4,400             129,525
  JDS Uniphase Corp.                                                2,500             104,219
  Kaydon Corp.                                                      5,200             129,350
  Kellogg Co.                                                       5,800             152,250
  Knight Ridder, Inc.                                               2,500             142,188
  Lafarge Corp.                                                     6,400             151,200
  Lancaster Colony, Corp.                                           5,000             140,313
  Liberty Digital, Inc.                                            25,100             127,068
  Lincare Holdings, Inc.                                            2,500             142,656
  Lincoln Electric Holdings, Inc.                                   7,200             141,300
  Lockheed Martin Corp.                                             4,300             145,985
  Longs Drug Stores Corp.                                           7,100             171,288
  Louisiana Pacific Corp.                                          16,500             167,063
  Lowes Companies, Inc.                                             3,200             142,400
  Lubrizol Corp.                                                    5,600             144,200
  Manitowoc Company, Inc.                                           4,700             136,300
  Martin Marietta Materials, Inc.                                   3,100             131,130
  May Department Stores Co.                                         4,600             150,650
  Maytag Corp.                                                      4,400             142,175
  McCormick & Co., Inc.                                             3,700             133,431
  Mercury Computer Systems, Inc.                                    3,000             139,313
  Millenium Pharmaceuticals, Inc.                                   2,100             129,938
  Minerals Technologies, Inc.                                       4,300             147,006
  MRV Communications, Inc.                                          5,900              78,913
  Mylan Laboratories, Inc.                                          5,100             128,456
  National - Oilwell, Inc.                                          3,800             147,013
  National City, Corp.                                              5,000             143,750
  National Data Corp.                                               4,000             146,500
  Nova Corp.                                                        6,900             137,569
  Pacific Century Financial Corp.                                   8,700             153,881
  Papa John's International, Inc.                                   4,900             109,025
  Pepsi Bottling Group, Inc.                                        3,400             135,788
  Pharmacyclics, Inc.                                               3,100             106,175
  Pinnacle Systems, Inc.                                           12,100              89,238
  Pitney Bowes, Inc.                                                4,500             149,063
  Polaris Industries, Inc.                                          3,400             135,150
  Polaroid Corp.                                                   19,600             113,925

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Potlatch Corp.                                                    4,200    $        140,963
  Power-One, Inc.                                                   2,000              78,625
  QLT Photo Therapeutics, Inc.                                      2,700              75,600
  Qualcomm, Inc.                                                    1,400             115,063
  R&B Falcon Corp.                                                  7,400             169,738
  Rayonier, Inc.                                                    3,600             143,325
  RF Micro Devices, Inc.                                            3,700             101,519
  Ross Stores, Inc.                                                 8,100             136,688
  RSA Security, Inc.                                                2,500             132,188
  Safeguard Scientifics, Inc.                                      16,100             106,663
  Sara Lee Corp.                                                    5,600             137,550
  Sensormatic Electronics Corp.                                     6,300             126,394
  Shaw Industries, Inc.                                             4,100              77,644
  Sotheby's Holdings, Inc.                                          5,500             127,531
  Station Casinos, Inc.                                            15,400             230,038
  Steel Dynamics, Inc.                                             14,100             155,100
  Stryker Corp.                                                     2,600             131,534
  Swift Transportation Company, Inc.                               13,400             265,488
  Sybase, Inc.                                                      5,900             116,894
  Target Corp.                                                      8,100             261,225
  Tech Data Corp.                                                   4,400             119,006
  Teleflex, Inc.                                                    3,100             136,981
  Tellabs, Inc.                                                     2,100             118,650
  The St. Joe Co.                                                   6,700             147,400
  Thomas & Betts Corp.                                              9,100             147,306
  Titan Corp.                                                       7,600             123,500
  TJX Companies, Inc.                                               5,100             141,525
  Tredegar Corp.                                                    8,700             151,706
  Trinity Industries, Inc.                                          5,100             127,500
  Triquint Semiconductor, Inc.                                      2,200              96,113
  Triton Energy Ltd.                                                5,500             165,000
  Trizec Hahn Corp.                                                 9,200             139,150
  UAL Corp.                                                         7,100             276,456
  UnionBanCal Corp.                                                 5,600             134,750
  United Parcel Service, Inc.                                       2,100             123,506
  USG Corp.                                                         7,500             168,750
  USX Corp.                                                         8,500             153,000
  Valspar Corp.                                                     4,500             144,810
  ValueVision International, Inc.                                   8,700             109,838
  VISX, Inc.                                                        9,100              94,981
  Vitesse Semiconductor Corp.                                       2,100             116,156
  Walgreen Co.                                                      3,600             150,525
  Wal-Mart Stores, Inc.                                             2,600             138,125
  Wells Fargo & Co.                                                 2,700             150,356
  WestPoint Stevens, Inc.                                          21,300             159,537
  Winn-Dixie Stores, Inc.                                           7,600             147,250
  Wisconsin Energy Corp.                                            6,200             139,888
  Zale Corp.                                                        5,300             154,046
                                                                             ----------------
                                                                             $     22,896,624
                                                                             ================

*Non-income producing
rDenotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 2000 was $264,000 which represented 0.84% of net assets.
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note

                 See Notes to Financial Statements                25

       LINDNER GOVERNMENT MONEY MARKET FUND


       The year 2000 was one of incredible volatility and reversal. Gross Domestic Product (GDP) growth decreased from a high 8.3% quarter over quarter change in the fourth quarter of 1999 to 1.4% quarter over quarter change in the fourth quarter of 2000. The Consumer Price Index (CPI) percentage change was volatile in the third quarter of 2000, finally leveling off at a .2% increase for each of the three months in the fourth quarter.

       The Federal Reserve maintained the Fed Funds Rate at 6.50% for the entire second half of 2000. The Fed bias was "inflationary" up until the last meeting on December 19, 2000 when the bias was changed to "weakness." Market based yields as measured by the 3 and 12 month Treasury Bill were 5.89% and 5.361% respectively. Treasuries were the best performing sector of the market with long treasuries providing a 20.3% total return for the year. That was the best performance for the treasury sector since 1995. In contrast growing credit problems were a drag on corporate bond performance. High yield bonds had their worst year since 1990 posting negative total returns. Even investment grade corporate bonds suffered, turning in their worst performance relative to treasuries since 1992.

       The Lindner Government Money Market Fund invests exclusively in dollar denominated securities that are issued or guaranteed by the United States Government. Bonds of this type are generally considered to have the least credit risk of securities available, and they are easily purchased and sold because of the vast size of the market. These investments provide an excellent combination of safety, liquidity and yield for investors.

       The outlook for the 2001 on economic growth is +2% in 2001, well below the +4% average growth rate of the last four years. In 2001, a weak economy and falling oil prices will likely sustain the deceleration in inflation we experienced in the last months of 2000. We expect inflation as measured by the CPI to rise +2.5% in 2001, matching its average gain over the past five years. The ten-year U.S. Treasury note's yield at year-end was 5.11% after peaking at 6.8% early in 2000. The Fund is well positioned to take advantage of the current environment and should continue its record of strong performance.

       /s/ Mark T. Finn

       Mark T. Finn
       Vice Chairman and
       Chief Operating Officer

-------------------------------------------------------------------------------------------
                                    LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------
                        SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
                                        (UNAUDITED)
                                                         Principal Amount
Name of Issuer and Title of Issue                            of Bonds           Value
-------------------------------------------------------  ----------------  ----------------

LINDNER GOVERNMENT MONEY MARKET FUND
------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (91.69%)

  FFCBDN, 1/23/2001                                      $     2,000,000   $      1,991,760
  FFCBDN, 3/22/2001                                            1,500,000          1,479,226
  FHLB, 5.625%, 3/19/01                                          600,000            598,954
  FHLB, 5.76%, 1/17/01                                           500,000            499,751
  FHLB, 6.45%, 3/16/01                                         2,000,000          1,999,739
  FHLB, 6.52%                                                    460,000            459,937
  FHLB, Float Rate, 5/24/01                                    2,000,000          1,999,677
  FHLBDN, 2/23/01                                              2,000,000          1,980,536
  FHLBDN, 3/29/01                                                500,000            492,275
  FHLBDN, 1/26/01                                                148,000            147,285
  FHLMC, 5.00%, 2/15/01                                        1,000,000            997,602
  FHLMC, 5.45%, 5/10/01                                          150,000            149,155
  FHLMC, 5.75%, 6/15/01                                        2,000,000          1,992,424
  FHLMC, 6.4%, 2/8/01                                          1,815,000          1,814,236
  FHLMCDN, 1/11/01                                               100,000             99,785
  FHLMCDN, 1/18/01                                               553,000            551,121
  FHLMCDN, 1/30/01                                             2,000,000          1,989,029
  FNMA, 5.31%, 4/24/01                                           500,000            498,038
  FNMA, 5.31%, 5/18/01                                           150,000            149,060
  FNMA, 5.55%, 1/17/01                                           600,000            599,615
  FNMA, 5.625, 3/01                                            1,950,000          1,946,344
  FNMA, 5.72%, 1/9/01                                            250,000            249,928
  FNMA, 5.72%, 3/13/01                                         1,000,000            998,254
  FNMA, 6.625%                                                 1,000,000          1,000,085
  FNMA, 6.71%, 7/24/01                                           220,000            220,378
  FNMA, 5.32%, 5/1/01                                            250,000            248,959
  FNMA, 5.37%, 4/5/01                                            435,000            433,651
  FNMADN, 1/25/01                                                500,000            497,674
  FNMADN, 2/8/01                                                 500,000            496,431
  FNMADN, 3/15/01                                              2,500,000          2,468,229
  FNMADN, 1/11/01                                                500,000            498,929
  SLMA Float Rate, 3/7/01                                      4,000,000          4,000,000


                                                         Principal Amount
Name of Issuer and Title of Issue                            of Bonds           Value
-------------------------------------------------------  ----------------  ----------------

U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)

  SLMA Float Rate, 10/11/01                              $     1,000,000   $        999,229
  Tennessee Valley Authority Discount Note, 1/22/01            1,800,000          1,792,847
  Tennessee Valley Authority Discount Note, 2/28/01              500,000            494,900
                                                                           ----------------
Total U.S. Government Agency Securities (Cost
  $36,835,043)                                                                   36,835,043
                                                                           ----------------
TEMPORARY CASH INVESTMENTS (7.98%)

  AIM Short Term Investment Trust Government Agency            1,967,296          1,967,296
  Goldman Sachs Financial Square Government Fund               1,237,670          1,237,670
                                                                           ----------------
Total Temporary Cash Investments (Cost $3,204,966)                                3,204,966
                                                                           ----------------

Total Investments (Cost $40,040,010)                               99.67%        40,040,009

Excess of Other Assets over Liabilities                             0.33%           133,302
                                                          --------------   ----------------
Net Assets                                                        100.00%  $     40,173,311
                                                          ==============   ================

FFCBDN = Federal Farm Credit Bureau Discount Note
FHLB = Federal Home Loan Banks
FHLBDN = Federal Home Loan Banks Discount Note
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note
SLMA = Student Loan Marketing Association

                 See Notes to Financial Statements                27

----------------------------------------------------------------------------------------------------------------------------------
                                                       LINDNER INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 2000
                                                           (UNAUDITED)

                                 ---------------      ----------------     ---------------     ---------------      ---------------
                                     LINDNER              LINDNER              LINDNER             LINDNER             LINDNER
                                    LARGE-CAP         ASSET ALLOCATION         UTILITY            SMALL-CAP         OPPORTUNITIES
                                       FUND                 FUND                 FUND                FUND                FUND
                                 ---------------      ----------------     ---------------     ---------------      ---------------

                                 ---------------      ----------------     ---------------     ---------------      ---------------
ASSETS
Investment securities at cost:
  Unaffiliated issuers            $ 260,116,268         $ 373,557,737       $  29,596,645       $  25,345,133        $   1,654,467
  Affiliated issuers                         --             8,250,827                  --                  --                   --
Investment securities, at
  value:
  Unaffiliated issuers            $ 263,179,301         $ 381,376,249       $  31,812,127       $  25,925,820        $   1,686,149
  Affiliated issuers                         --                    --                  --                  --                   --
Cash                                     49,985               102,768             111,852              72,863               98,488
Receivables:
  Investments sold - long            11,110,705             7,136,312           1,732,853             109,622                   --
  Dividends and interest                 66,797             3,118,752              39,190                  --                2,117
  Fund shares sold                          820                 1,892                  --                 550                   --
  Expense reimbursement from
    advisor                                  --                    --                  --                  --               16,788
Other assets                                253                   702                  41                  22                   --
                                  -------------         -------------       -------------       -------------        -------------
    Total assets                    274,407,861           391,736,675          33,696,063          26,108,877            1,803,542
                                  -------------         -------------       -------------       -------------        -------------
LIABILITIES
Accounts payable and accrued
  liabilities:
  Investment securities
    purchased                         9,085,421            25,483,320             815,609             713,028                   --
  Fund shares redeemed                    8,000                 8,900                  --              33,675                   --
  Management fee                        450,010               527,715              18,646              13,497                1,244
  Transfer agent fee                     12,674                15,595               1,781               1,253                  119
  Administration fee                         --                    --                  --                  --                  207
Other                                    78,942                76,829               9,069              13,502                  835
                                  -------------         -------------       -------------       -------------        -------------
    Total liabilities                 9,635,047            26,112,359             845,105             774,955                2,405
                                  -------------         -------------       -------------       -------------        -------------
NET ASSETS                        $ 264,772,814         $ 365,624,316       $  32,850,958       $  25,333,922        $   1,801,137
                                  =============         =============       =============       =============        =============
                                 ---------------      ----------------     ----------------    ---------------      ---------------

                                 ---------------      ----------------     ----------------    ---------------      ---------------
NET ASSETS CONSIST OF:
Capital (par value, $.01 per
  share, and additional
  paid-in capital)                $ 283,801,524         $ 482,446,492       $  35,789,287       $  22,179,888        $   1,887,018
Undistributed net investment
  income                                477,154             5,792,812              13,223                  --                   --
Accumulated net realized gain
  (loss) on investments             (22,568,897)         (122,182,673)         (5,167,034)          2,573,347             (117,563)
Net unrealized appreciation
  (depreciation) on
  investments                         3,063,033              (432,315)          2,215,482             580,687               31,682
                                  -------------         -------------       -------------       -------------        -------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES              $ 264,772,814         $ 365,624,316       $  32,850,958       $  25,333,922        $   1,801,137
                                  =============         =============       =============       =============        =============
                                 ---------------      ----------------     ---------------     ---------------      ---------------


                                 ---------------      ----------------     ---------------     ---------------      ---------------
NET ASSETS CONSIST OF:
INVESTOR SHARES:
  Net Assets                      $ 264,614,580         $ 365,352,667       $  32,547,194       $  23,780,934        $   1,801,137
  Shares Outstanding                 21,479,634            16,948,915           2,587,659           3,013,903              149,411
                                  -------------         -------------       -------------       -------------        -------------
Net Asset Value, Offering and
  Redemption Price Per Share
  (Net Assets/Shares
  Outstanding)                    $       12.32         $       21.56       $       12.58       $        7.89        $       12.05
                                  =============         =============       =============       =============        =============
INSTITUTIONAL SHARES:
  Net Assets                      $     158,234         $     271,649       $     303,764       $   1,552,988
  Shares Outstanding                     12,955                12,644              23,739             197,499
                                  -------------         -------------       -------------       -------------
Net Asset Value, Offering and
  Redemption Price Per Share
  (Net Assets/Shares
  Outstanding)                    $       12.21         $       21.48       $       12.80       $        7.86
                                  =============         =============       =============       =============
                                 ---------------      ----------------     ---------------     ---------------      ---------------

28               See Notes to Financial Statements

--------------------------------------------------------------------
                        LINDNER INVESTMENTS
--------------------------------------------------------------------
                STATEMENTS OF ASSETS AND LIABILITIES
                         DECEMBER 31, 2000
                            (UNAUDITED)

                                              ---------------
                                                  LINDNER
                                                   MARKET
                                                  NEUTRAL
                                                    FUND
                                              ---------------

                                              ---------------
ASSETS
Investment securities at cost:
  Unaffiliated issuers                         $  30,775,666
Investment securities, at value:
  Unaffiliated issuers                            29,038,144
Cash                                                  52,183
Receivables:
  Dividends and interest                              66,021
  Fund shares sold                                    55,000
  Investments sold - short                        22,951,775
  Deposits with brokers for securities
    sold short                                     2,336,307
Other assets                                               9
                                               -------------
    Total assets                                  54,499,439
                                               -------------
LIABILITIES
Accounts payable and accrued liabilities:
  Investment securities purchased                    188,656
  Investments sold short, at value
    (proceeds $22,951,775)                        22,896,624
  Fund shares redeemed                                22,807
  Management fee                                      24,787
  Transfer agent fee                                     737
Other                                                  4,247
                                               -------------
    Total liabilities                             23,137,858
                                               -------------
NET ASSETS                                     $  31,361,581
                                               =============
                                              ---------------

                                              ---------------
NET ASSETS CONSIST OF:
Capital (par value, $.01 per share, and
  additional paid-in capital)                  $  54,999,761
Undistributed net investment income                   22,492
Accumulated net realized loss on
  investments                                    (21,978,301)
Net unrealized depreciation on investments        (1,682,371)
                                               -------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES                                       $  31,361,581
                                               =============
                                              ---------------

                                              ---------------
NET ASSETS CONSIST OF:
INVESTOR SHARES:
  Net Assets                                   $  31,361,481
  Shares Outstanding                               4,691,447
                                               -------------
Net Asset Value, Offering and Redemption
  Price Per Share (Net Assets/Shares
  Outstanding)                                 $        6.68
                                               =============
                                              ---------------


                                              ---------------
                                                 LINDNER
                                                GOVERNMENT
                                               MONEY MARKET
                                                   FUND
                                              ---------------

                                              ---------------
ASSETS
Investment securities, at value                $  40,040,009
Cash                                                   2,632
Interest receivable                                  321,618
Unamortized organizational expense                     3,516
Other assets                                          11,786
                                               -------------
    Total assets                                  40,379,561
                                               -------------
LIABILITIES
Accounts payable and accrued liabilities:
  Dividends                                          183,045
  Organizational expense                               4,637
  Administrator fee                                    5,904
  Management fee                                       4,428
  Transfer agent fee                                     719
Other                                                  7,517
                                               -------------
    Total liabilities                                206,250
                                               -------------
NET ASSETS                                     $  40,173,311
                                               =============
                                              ---------------

                                              ---------------
NET ASSETS CONSIST OF:
Paid-in capital                                $  40,173,311
                                               =============
Shares of beneficial interest, $1.00 par
  value Unlimited shares authorized,
  outstanding                                     40,173,311
                                               =============
Net Asset Value, Offering and Redemption
  Price Per Share (Net Assets/Shares
  Outstanding)                                 $        1.00
                                               =============
                                              ---------------

                 See Notes to Financial Statements                29

--------------------------------------------------------------------------------------------------------------------------
                                                   LINDNER INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
                                                STATEMENTS OF OPERATIONS
                                       FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                                                       (UNAUDITED)
                                             ---------------     -----------------     ---------------     ---------------
                                                 LINDNER              LINDNER              LINDNER             LINDNER
                                                LARGE-CAP         ASSET ALLOCATION         UTILITY            SMALL-CAP
                                                   FUND                 FUND                 FUND                FUND
                                             ---------------     -----------------     ---------------     ---------------

                                             ---------------     -----------------     ---------------     ---------------
INVESTMENT INCOME
Income:
  Dividends                                   $   1,066,750        $    1,850,126       $     355,926       $      37,366
  Interest                                          699,786             6,238,628              79,899              84,003
                                              -------------        --------------       -------------       -------------
      Total income                                1,766,536             8,088,754             435,825             121,369
                                              -------------        --------------       -------------       -------------
Expenses:
  Management fees                                   782,850             1,114,970             141,531             100,680
  Registration and regulatory fees                   11,610                18,173              13,325              12,606
  Professional fees                                  70,198                91,758               9,200               6,366
  Custodian fees                                     19,193                22,213               2,308               1,552
  Transfer agent fees                               109,180               140,429              15,279              11,061
  Administration fees                                    --                    --                  --                  --
  Shareholder communications                         48,366                60,754               6,157               4,205
  Trustee fees                                       15,413                19,902               2,044               1,338
  Report printing                                    42,672                56,474               5,708               4,067
  Other expenses                                     22,913                61,749               1,674               1,770
  12b-1 fees - Institutional shares                     210                   316                 347               2,346
                                              -------------        --------------       -------------       -------------
      Total expenses                              1,122,605             1,586,738             197,573             145,991
        Expenses reimbursed by Advisor
        Fees paid indirectly                         (8,808)              (10,274)             (1,019)               (731)
                                              -------------        --------------       -------------       -------------
        Net expenses                              1,113,797             1,576,464             196,554             145,260
                                              -------------        --------------       -------------       -------------
  Net investment income                             652,739             6,512,290             239,271             (23,891)
                                              -------------        --------------       -------------       -------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT TRANSACTIONS
Net realized gain (loss) on investments         (15,076,218)           13,017,956          (5,143,657)          3,086,955
Net realized loss on investments of
  affiliated issuers (non-controlled)                    --           (15,280,717)                 --                  --
Net realized gain (loss) on option
  transactions                                     (320,024)                   --              (4,001)                 --
                                              -------------        --------------       -------------       -------------
Net realized gain (loss) on investment
  transactions                                  (15,396,242)           (2,262,761)         (5,147,658)          3,086,955
                                              -------------        --------------       -------------       -------------
Change in unrealized appreciation
  (depreciation)                                (26,861,110)           10,302,580          (4,147,353)         (4,910,797)
                                              -------------        --------------       -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $ (41,604,613)       $   14,552,109       $  (9,055,740)      $  (1,847,733)
                                              =============        ==============       =============       =============
                                             ---------------     -----------------     ---------------     ---------------


                                           ----------------
                                               LINDNER
                                            OPPORTUNITIES
                                                 FUND
                                           ----------------

                                           ----------------
INVESTMENT INCOME
Income:
  Dividends                                 $        5,352
  Interest                                          24,322
                                            --------------
      Total income                                  29,674
                                            --------------
Expenses:
  Management fees                                    8,873
  Registration and regulatory fees                  16,437
  Professional fees                                    569
  Custodian fees                                       112
  Transfer agent fees                                  779
  Administration fees                                1,479
  Shareholder communications                           466
  Trustee fees                                          99
  Report printing                                      380
  Other expenses                                        52
  12b-1 fees - Institutional shares                     --
                                            --------------
      Total expenses                                29,246
        Expenses reimbursed by Advisor             (16,770)
        Fees paid indirectly                           (48)
                                            --------------
        Net expenses                                12,428
                                            --------------
  Net investment income                             17,246
                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT TRANSACTIONS
Net realized gain (loss) on investments           (159,490)
Net realized loss on investments of
  affiliated issuers (non-controlled)                   --
Net realized gain (loss) on option
  transactions                                      27,385
                                            --------------
Net realized gain (loss) on investment
  transactions                                    (132,105)
                                            --------------
Change in unrealized appreciation
  (depreciation)                                   (82,552)
                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $   (197,411)
                                            ==============
                                           ----------------


30               See Notes to Financial Statements

--------------------------------------------------------------------
                        LINDNER INVESTMENTS
--------------------------------------------------------------------
                      STATEMENTS OF OPERATIONS
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                            (UNAUDITED)


                                           ----------------
                                               LINDNER
                                                MARKET
                                               NEUTRAL
                                                 FUND
                                           ----------------

                                           ----------------
INVESTMENT INCOME
Income:
  Dividends                                 $       66,522
  Interest                                         822,356
                                            --------------
      Total income                                 888,878
                                            --------------
Expenses:
  Management fees                                  132,884
  Registration and regulatory fees                  11,955
  Dividend expense - short sales                    79,544
  Professional fees                                  4,680
  Custodian fees                                     1,402
  Transfer agent fees                                6,354
  Shareholder communications                         2,879
  Trustee fees                                       1,254
  Report printing                                    2,734
  Other expenses                                     1,784
                                            --------------
      Total expenses                               245,470
        Fees paid indirectly                          (685)
                                            --------------
        Net expenses                               244,785
                                            --------------
Net Investment Income                              644,093
                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT TRANSACTIONS
Net realized loss on investments                   (56,935)
Net realized gain on securities sold short       1,131,477
                                            --------------
Net realized gain on investment
  transactions                                   1,074,542
                                            --------------
Change in unrealized appreciation of
  investments                                     (505,560)
Net change in unrealized appreciation on
  securities sold short                             55,151
                                            --------------
Change in unrealized appreciation on
  investments                                     (450,409)
                                            --------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                $    1,268,226
                                            ==============
                                           ----------------


                                                    ----------------
                                                        LINDNER
                                                       GOVERNMENT
                                                      MONEY MARKET
                                                          FUND
                                                    ----------------

                                                    ----------------
INVESTMENT INCOME
Interest                                             $    1,228,172
                                                     --------------
Expenses:
  Administrator fees                                         37,461
  Management fees                                            28,095
  Registration and regulatory fees                           10,433
  Professional fees                                           6,188
  Custodian expense                                           2,369
  Transfer agent fees                                         4,637
  Shareholder communications                                  4,488
  Organizational expense                                      2,318
  Report printing                                             2,933
  Other expenses                                              2,264
                                                     --------------
      Total expenses                                        101,186
        Waiver of administrator fees by advisor              (5,776)
        Fees paid indirectly                                   (989)
                                                     --------------
        Net expenses                                         94,421
                                                     --------------
Net Investment Income                                $    1,133,751
                                                     ==============
                                                    ----------------

                   STATEMENTS OF CHANGES IN NET ASSETS

                                    ----------------------------------------
                                               LINDNER GOVERNMENT
                                               MONEY MARKET FUND
                                    ----------------------------------------

                                    ----------------------------------------
                                     For the Six Months       For the Year
                                           Ended                 Ended
                                     December 31, 2000       June 30, 2000
                                        (Unaudited)
                                    ----------------------------------------

                                    ----------------------------------------
INCREASE IN NET ASSETS:
  Net investment income               $    1,133,751        $    2,246,012
                                      --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income              (1,133,751)           (2,246,012)
                                      --------------        --------------
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets resulting from fund share
  transactions                             2,051,085            (5,880,860)
                                      --------------        --------------
TOTAL INCREASE IN NET ASSETS               2,051,085            (5,880,860)
Net Assets at the Beginning of the
  Period                                  38,122,226            44,003,086
                                      --------------        --------------
Net Assets at the End of the
  Period                              $   40,173,311        $   38,122,226
                                      ==============        ==============
                                    ----------------------------------------

         See Notes to Financial Statements                    31

--------------------------------------------------------------------------------------------------
                                       LINDNER INVESTMENTS
--------------------------------------------------------------------------------------------------
                               STATEMENTS OF CHANGES IN NET ASSETS
                             ---------------------------------   ---------------------------------
                                          LINDNER                             LINDNER
                                      LARGE-CAP FUND                   ASSET ALLOCATION FUND
                             ---------------------------------   ---------------------------------

                             ---------------------------------   ---------------------------------
                                 For the Six    For the Year         For the Six    For the Year
                                Months Ended        Ended           Months Ended        Ended
                              December 31, 2000 June 30, 2000     December 31, 2000 June 30, 2000
                                 (Unaudited)                         (Unaudited)
                             ---------------------------------   ---------------------------------

                             ---------------------------------   ---------------------------------
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income      $     652,739    $   2,184,071      $   6,512,290    $  25,320,370
    Net realized (loss) gain
      on investments             (15,396,242)      54,094,542         (2,262,761)     (65,689,362)
    Net decrease in
      unrealized
      appreciation on
      investments                (26,861,110)     (24,402,853)        10,302,580       13,755,165
                               -------------    -------------      -------------    -------------
        Net (Decrease)
          Increase in Net
          Assets                 (41,604,613)      31,875,760         14,552,109      (26,613,827)
                               -------------    -------------      -------------    -------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income:
        Investors shares          (1,894,357)      (5,269,271)        (6,085,704)     (30,080,812)
        Institutional shares            (682)          (2,446)            (3,917)        (111,352)
    From net realized gain
      on investments:
        Investors shares         (34,240,486)     (20,011,776)                --               --
        Institutional shares         (20,212)          (9,712)                --               --
                               -------------    -------------      -------------    -------------
    Net decrease in net
      assets from
      distributions to
      shareholders               (36,155,737)     (25,293,205)        (6,089,621)     (30,192,164)
                               -------------    -------------      -------------    -------------

FUND SHARE TRANSACTIONS:
    Investors shares                 151,843      (97,937,906)       (91,570,474)    (262,798,612)
    Institutional shares              21,489           (5,740)            16,221       (3,831,788)
                               -------------    -------------      -------------    -------------
        Net Increase
          (Decrease) from
          Fund Share
          Transactions               173,332      (97,943,646)       (91,554,615)    (266,630,400)
                               -------------    -------------      -------------    -------------
TOTAL DECREASE IN NET ASSETS     (77,587,018)     (91,361,091)       (83,091,765)    (323,436,391)
Net Assets at the Beginning
  of the Period                  342,359,832      433,720,923        448,716,081      772,152,472
                               -------------    -------------      -------------    -------------
Net Assets at the End of the
  Period                       $ 264,772,814    $ 342,359,832      $ 365,624,316    $ 448,716,081
                               =============    =============      =============    =============
Undistributed Net Investment
  Income Included in Net
  Assets at the End of the
  Period                       $     477,154    $   1,719,454      $   5,792,774    $   5,370,143
                               =============    =============      =============    =============
                             ---------------------------------   ---------------------------------


                             ---------------------------------   ---------------------------------
                                          LINDNER                             LINDNER
                                       UTILITY FUND                       SMALL-CAP FUND
                             ---------------------------------   ---------------------------------
                                 For the Six    For the Year         For the Six    For the Year
                                Months Ended        Ended           Months Ended        Ended
                              December 31, 2000 June 30, 2000     December 31, 2000 June 30, 2000
                                 (Unaudited)                         (Unaudited)
                             ---------------------------------   ---------------------------------

                             ---------------------------------   ---------------------------------
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income      $     239,271    $     425,078      $     (23,891)   $     176,816
    Net realized (loss) gain
      on investments              (5,147,658)       6,462,880          3,086,955        3,119,447
    Net decrease in
      unrealized
      appreciation on
      investments                 (4,147,353)       1,366,865         (4,910,797)         753,501
                               -------------    -------------      -------------    -------------
        Net (Decrease)
          Increase in Net
          Assets                  (9,055,740)       8,254,823         (1,847,733)       4,049,764
                               -------------    -------------      -------------    -------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income:
        Investors shares            (246,983)        (438,578)           (52,239)        (345,685)
        Institutional shares          (1,898)            (105)                --          (20,117)
    From net realized gain
      on investments:
        Investors shares          (5,632,330)        (561,783)        (2,037,910)        (120,324)
        Institutional shares         (52,574)              (4)          (145,960)          (7,282)
                               -------------    -------------      -------------    -------------
    Net decrease in net
      assets from
      distributions to
      shareholders                (5,933,785)      (1,000,470)        (2,236,109)        (493,408)
                               -------------    -------------      -------------    -------------

FUND SHARE TRANSACTIONS:
    Investors shares               5,227,693        8,582,551            235,875      (13,880,959)
    Institutional shares             403,859           30,379           (124,649)          95,306
                               -------------    -------------      -------------    -------------
        Net Increase
          (Decrease) from
          Fund Share
          Transactions             5,631,552        8,612,930            111,226      (13,785,653)
                               -------------    -------------      -------------    -------------
TOTAL DECREASE IN NET ASSETS      (9,357,973)      15,867,283         (3,972,616)     (10,229,297)
Net Assets at the Beginning
  of the Period                   42,208,931       26,341,648         29,306,538       39,535,835
                               -------------    -------------      -------------    -------------
Net Assets at the End of the
  Period                       $  32,850,958    $  42,208,931      $  25,333,922    $  29,306,538
                               =============    =============      =============    =============
Undistributed Net Investment
  Income Included in Net
  Assets at the End of the
  Period                       $      13,223    $      22,833      $          --    $      13,716
                               =============    =============      =============    =============
                             ---------------------------------   ---------------------------------

32                 See Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------
                                                  LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
                                          STATEMENTS OF CHANGES IN NET ASSETS

                                                    ---------------------------------   ---------------------------------
                                                                 LINDNER                             LINDNER
                                                           OPPORTUNITIES FUND                  MARKET NEUTRAL FUND
                                                    ---------------------------------   ---------------------------------
                                                        For the Six    For the Year         For the Six    For the Year
                                                       Months Ended        Ended           Months Ended        Ended
                                                     December 31, 2000 June 30, 2000     December 31, 2000 June 30, 2000
                                                        (Unaudited)                         (Unaudited)
                                                    ---------------------------------   ---------------------------------

                                                    ---------------------------------   ---------------------------------
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income                             $      17,246    $      13,106      $     644,093    $     659,710
    Net realized (loss) gain on investments                (132,105)          45,074          1,074,542        1,759,034
    Net decrease in unrealized appreciation on
      investments                                           (82,552)         114,234           (450,409)         591,553
                                                      -------------    -------------      -------------    -------------
        Net (Decrease) Increase in Net Assets              (197,411)         172,414          1,268,226        3,010,297
                                                      -------------    -------------      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                              (43,112)          (2,092)        (1,065,847)        (575,108)
    From net realized gain on investments                   (28,646)          (1,886)                --               --
                                                      -------------    -------------      -------------    -------------
    Net decrease in net assets from distributions
      to shareholders                                       (71,758)          (3,978)        (1,065,847)        (575,108)
                                                      -------------    -------------      -------------    -------------

FUND SHARE TRANSACTIONS:
    Investors shares                                       (247,942)       2,149,812          9,486,179        1,035,502
                                                      -------------    -------------      -------------    -------------
        Net Increase (Decrease) from Fund Share
          Transactions                                     (247,942)       2,149,812          9,486,179        1,035,502
                                                      -------------    -------------      -------------    -------------

TOTAL DECREASE IN NET ASSETS                               (517,111)       2,318,248          9,688,558        3,470,691
Net Assets at the Beginning of the Period                 2,318,248               --         21,673,023       18,202,332
                                                      -------------    -------------      -------------    -------------
Net Assets at the End of the Period                   $   1,801,137    $   2,318,248      $  31,361,581    $  21,673,023
                                                      =============    =============      =============    =============
Undistributed Net Investment Income Included in Net
  Assets at the End of the Period                     $          --    $      11,014      $      22,492    $     444,246
                                                      =============    =============      =============    =============
                                                    ---------------------------------   ---------------------------------

                  See Notes to Financial Statements                   33

--------------------------------------------------------------------
                        LINDNER INVESTMENTS
--------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

    Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Seven series of shares are currently issued by the Trust: (1) Lindner Large-Cap Fund, (2) Lindner Asset Allocation Fund, (3) Lindner Utility Fund, (4) Lindner Small-Cap Fund, (5) Lindner Opportunities Fund, (6) Lindner Market Neutral Fund, and (7) Lindner Government Money Market Fund, (collectively, the "Funds"). The Lindner Large-Cap, Lindner Asset Allocation, Lindner Utility and Lindner Small-Cap Funds offer both Investor and Institutional classes of shares. Investor shares are sold without a 12b-1 fee. Institutional shares are sold with a 12b-1 fee. Institutional shares sold have their own distribution/ administrative service plan and certain expenses are directly allocated to that class.

    The following is a summary of significant accounting policies followed by the Funds.

    Security Valuation

        The Lindner Large-Cap, Lindner Asset Allocation, Lindner Utility, Lindner Small-Cap, Lindner Market Neutral, and Lindner Opportunities Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

        The Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

    Investment Income

        Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The company follows industry practice and records security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

    Income Taxes

        It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income tax.

    Repurchase Agreements

        The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

    Short Sales

        The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

--------------------------------------------------------------------
                        LINDNER INVESTMENTS
--------------------------------------------------------------------

1. Organization and Significant Accounting Policies (continued)

    Dividends and Distributions to Shareholders

        The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap, Lindner Market Neutral, Lindner Small-Cap, and Lindner Opportunities Funds declare annual dividends from net investment income in December. The Lindner Asset Allocation and Lindner Utility Funds distribute substantially all of their net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Use of Management Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

    Allocation of Income, Expenses and Gains and Losses to Share
    Classes

        The Funds allocate income, expenses (other than class specific expenses) and gains and losses daily to each class of shares based upon the relative proportion of shares represented by each class. Other expenses are charged to each fund on a specific identification basis. Operating expenses directly attributable to a specific class are charged against the operation of that class.

2. Investment Transactions

    For the six months ended December 31, 2000, aggregate purchases and sales of investment securities, other than options, securities sold short, U.S. Government Securities, and short-term obligations were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP FUND                                        $497,726,595           $517,733,103
         LINDNER ASSET ALLOCATION FUND                                  342,809,466            292,333,405
         LINDNER UTILITY FUND                                            25,801,982             25,221,642
         LINDNER SMALL-CAP FUND                                          36,947,195             38,408,704
         LINDNER OPPORTUNITIES FUND                                       4,684,949              5,332,021
         LINDNER MARKET NEUTRAL FUND                                     79,263,750             70,764,857
-----------------------------------------------------------------------------------------------------------------

    For the six months ended December 31, 2000, aggregate purchases and sales of U.S. Government securities were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP FUND                                        $217,869,523           $260,873,802
         LINDNER ASSET ALLOCATION FUND                                  285,101,336            411,342,440
         LINDNER UTILITY FUND                                            22,219,610             26,849,153
         LINDNER SMALL-CAP FUND                                          28,906,612             29,083,819
         LINDNER OPPORTUNITIES FUND                                       7,173,463              6,896,699
         LINDNER MARKET NEUTRAL FUND                                    105,348,270            105,469,377
         LINDNER GOVERNMENT MONEY MARKET FUND                           165,637,211            161,141,806
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                        LINDNER INVESTMENTS
--------------------------------------------------------------------

2. Investment Transactions (continued)

    For the six months ended December 31, 2000, aggregate purchases and sales of options securities were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP FUND                                        $    843,875           $    523,851
         LINDNER UTILITY FUND                                                22,000                 17,999
         LINDNER OPPORTUNITIES FUND                                         116,876                111,678
-----------------------------------------------------------------------------------------------------------------

    For the six months ended December 31, 2000, the cost of investments purchased to cover short sales and the proceeds from investments sold short in the Lindner Market Neutral Fund were $20,847,603 and $11,887,834, respectively.

    On December 31, 2000 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Federal Tax
                                                     Appreciation       Depreciation           Net                Cost
                                                     ------------       ------------       ------------       ------------
         LINDNER LARGE-CAP FUND                      $17,488,154        ($14,425,113)      $  3,063,040       $260,116,262
         LINDNER ASSET ALLOCATION FUND                31,856,546         (32,288,862)          (432,315)       381,808,564
         LINDNER UTILITY FUND                          6,919,790          (4,704,309)         2,215,482         29,596,645
         LINDNER SMALL-CAP FUND                        2,369,028          (1,788,341)           580,687         25,345,133
         LINDNER OPPORTUNITIES FUND                      112,824             (81,142)            31,682          1,654,466
         LINDNER MARKET NEUTRAL FUND                   2,400,295          (4,082,666)        (1,682,371)         7,823,891
-------------------------------------------------------------------------------------------------------------------------------

    On December 31, 2000 Lindner Market Neutral Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $21,956,943, which expire $6,062,723 in 2004, $1,792,406 in 2005, $9,095,248 in 2006, and $5,006,566
    in 2007.

    On December 31, 2000 Lindner Asset Allocation Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $55,506,000, which expire $9,749,000 in 2007, $45,757,000 in 2008.

3. Fees and Other Transactions with Affiliates

    Management fees for the Lindner Large-Cap Fund are accrued daily and paid quarterly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $350 million of net assets, and 0.5% of the excess of $400 million. The management fee is subject to adjustment by (plus-minus)0.2% based on the performance of the Fund relative to the performance of the Russell 2000 Composite Index. For the six months ended December 31, 2000 the Large-Cap Fund underperformed the Russell 2000 and accordingly the base management fee of $934,474 has been reduced by $151,624 (0.1% of average net assets) resulting in net management fees for the period of $782,850.

    Management fees for the Lindner Asset Allocation Fund are accrued daily and paid quarterly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $150 million of net assets, and 0.5% of the excess of $200 million.

    Management fees for the Lindner Utility Fund and the Lindner
    Small-Cap Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $50 million of net assets, and 0.6% of the next $150 million of net assets.

    Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

    Management fees for the Lindner Opportunities Fund and the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate of 0.9% and 0.15%, respectively of net assets. The management fee for the Lindner Opportunities Fund is subject to adjustment by (plus-minus)0.2% based on the performance of the Fund relative to the performance of the Standard and Poor's 500 Index. No performance adjustment to the management fee was made for the six months ended December 31, 2000. The Advisor voluntarily agreed to waive management fees to the extent necessary to reduce operating expenses of the Lindner Opportunities Fund to 1.25% of average daily net assets. In accordance with this agreement the Advisor waived $12,928 of management fees for the six months ended December 31, 2000.

    As administrator, Lindner Asset Management, Inc. administers the Funds' corporate affairs, subject to the supervision of the Funds' Trustees and, in connection therewith, furnishes the Funds' with office facilities, together with ordinary clerical and shareholder services. Administration fees for the Lindner Government Money Market Fund and Lindner Opportunities Fund are payable monthly to Lindner Asset Management, Inc. at the annual percentage rate of 0.20% and 0.15%,

-----------------------------------------------------------------------
                          LINDNER INVESTMENTS
-----------------------------------------------------------------------

3. Fees and Other Transactions with Affiliates (continued)

    respectively of daily net asset values. The adviser has voluntarily agreed to waive its administrative service fees to the extent necessary to cause annual total operating expenses to be not more than 0.50% of average net assets during the year for the Lindner Government Money Market Fund.

    Lindner Asset Management, Inc., acting as stock transfer agent and dividend disbursing agent for the Funds, is compensated at a rate of 92 cents (83 cents for the Lindner Government Money Market Fund) per shareholder account per month. During the six months ended December 31, 2000, the following transfer agent fees were paid to Lindner Asset Management, Inc.: Lindner Large-Cap Fund ($83,666), Lindner Asset Allocation Fund ($106,035), Lindner Utility Fund ($11,407), Lindner Small-Cap Fund ($7,990), Lindner Market Neutral Fund ($4,648), Lindner Opportunities Fund ($775), and Lindner Government Money Market Fund ($4,585). Effective February 19, 2001, Firstar Bank, N.A. is the stock transfer agent and dividend disbursing agent for the Funds. Certain officers and directors of the Funds are employees and/or affiliates of Lindner Asset Management, Inc.

    The Lindner Large-Cap and Lindner Asset Allocation Funds placed a portion of their portfolio transactions with a brokerage firm which is an affiliate of the Advisor. Commissions paid by each fund to this affiliated firm were $5,000 and $2,645, respectively, for the six months ended December 31, 2000.

4. Organizational Expense

    Expenses of $23,865 incurred in connection with the organization and registration of the Lindner Government Money Market Fund were capitalized and are being amortized on a straight line basis over a period of five years. Of this amount, $2,318 was amortized and included in expense for the six months ended December 31, 2000. Accumulated amortization at December 31, 2000 was $20,349.

5. Transactions with Affiliates

    Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". Following is an analysis of transactions for the six months ended December 31, 2000, with "affiliated companies" as defined by the Investment Company Act of 1940:

      Security Name                                     Activity
--------------------------  ----------------------------------------------------------------                       Gain (Loss)
                              Value at        Purchases,          Sales,            Value                            Realized
                             Beginning         Additions        Reductions        at End of        Dividend          on Sale
                              of Year           at Cost          at Cost            Year            Income          of Shares
                            ------------      -----------      ------------      -----------      -----------      ------------
LINDNER ASSET ALLOCATION
  FUND
Atlas Minerals, Inc.*       $         --      $ 3,500,000      $         --      $        --      $        --      $         --
LSB Industries $3.25 Conv.
  Preferred                    2,324,850               --        17,367,729               --               --       (15,280,717)
Uranium Resources, Inc.
  Rule 144A**                         --               --                --               --               --                --
                            ------------      -----------      ------------      -----------      -----------      ------------
                            $  2,324,850      $ 3,500,000      $ 17,367,729      $        --      $    74,013      $(15,280,717)
                            ============      ===========      ============      ===========      ===========      ============

* Received from Chapter 11 of convertible bond at no additional cost. **Received from conversion of convertible bond at no additional cost.

6. Expense Offset Arrangements

    The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and the Financial Highlights (ratio of expenses to average net assets), total expenses include the expense which had been offset. The following are the aggregate amounts for the six months ended December 31, 2000, by which expenses have been increased for financial statement presentation:

-------------------------------------------------------------------------------------------
            LINDNER LARGE-CAP FUND                                        $ 8,808
            LINDNER ASSET ALLOCATION FUND                                  10,274
            LINDNER UTILITY FUND                                            1,019
            LINDNER SMALL-CAP FUND                                            731
            LINDNER OPPORTUNITIES FUND                                         48
            LINDNER MARKET NEUTRAL FUND                                       685
            LINDNER GOVERNMENT MONEY MARKET FUND                              989
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                        LINDNER INVESTMENTS
--------------------------------------------------------------------

7. Capital Stock

    The Lindner Large-Cap, Lindner Asset Allocation, Lindner Utility, Lindner Small-Cap, and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value Investor shares and Institutional shares. The Lindner Opportunities Fund has authorized unlimited shares of $.01 par value Investor shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value Investor shares. Transactions in shares of capital stock were as follows:

                                                              Six Months Ended
                                                             December 31, 2000
                                                                 Unaudited                         Year Ended June 30, 2000
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER LARGE-CAP FUND
   Investor shares
   ---------------
   Sold                                                     49,807       $     762,242            1,117,969       $  17,952,261
   Dividends and distributions reinvested                2,824,610          33,641,108            1,442,669          23,544,359
   Redeemed                                             (2,231,510)        (34,251,565)          (8,584,423)       (139,434,526)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                            642,907       $     151,843           (6,023,785)      $ (97,937,906)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                        747       $      11,780                1,788       $      29,077
   Dividends and distributions reinvested                    1,769              20,891                  750              12,157
   Redeemed                                                   (694)            (11,182)              (2,949)            (46,974)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                              1,822       $      21,489                 (411)      $      (5,740)
                                                      ============       =============         ============       =============

   LINDNER ASSET ALLOCATION FUND
   Investor shares
   ---------------
   Sold                                                     73,564       $   1,575,560              538,546       $  12,499,770
   Dividends and distributions reinvested                  221,628           4,707,461            1,017,108          22,975,759
   Redeemed                                             (4,560,224)        (97,853,495)         (13,017,845)       (298,274,141)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (4,265,032)      $ (91,570,474)         (11,462,191)      $(262,798,612)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      3,546       $      74,573               26,500       $     615,776
   Dividends and distributions reinvested                      185               4,916                4,967             111,854
   Redeemed                                                 (2,949)            (63,368)            (196,561)         (4,559,418)
                                                      ------------       -------------         ------------       -------------
   Net (decrease) increase                                     782       $      16,121             (165,094)      $  (3,831,788)
                                                      ============       =============         ============       =============

   LINDNER UTILITY FUND
   Investor shares
   ---------------
   Sold                                                    245,470       $   4,549,772              883,438       $  16,592,880
   Dividends and distributions reinvested                  408,579           5,411,584               51,550             910,916
   Redeemed                                               (282,138)         (4,733,660)            (497,523)         (8,921,245)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                 371,911       $   5,227,693              437,465       $   8,582,551
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                     19,313       $     364,940                1,584       $      30,445
   Dividends and distributions reinvested                    4,048              54,468                    6                 107
   Redeemed                                                 (1,216)            (15,549)                  (9)               (173)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                  22,145       $     403,859                1,581       $      30,379
                                                      ============       =============         ============       =============

   LINDNER SMALL-CAP FUND
   Investor shares
   ---------------
   Sold                                                    240,147       $   2,293,428              717,964       $   5,969,231
   Dividends and distributions reinvested                  266,662           1,965,300               55,389             444,778
   Redeemed                                               (463,527)         (4,022,853)          (2,507,676)        (20,294,968)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                             43,282       $     235,875           (1,734,323)      $ (13,880,959)
                                                      ============       =============         ============       =============

   Institutional shares
   --------------------
   Sold                                                      1,153       $      10,655               38,466       $     342,700
   Dividends and distributions reinvested                    3,081              22,644                  329               2,632
   Redeemed                                                (18,906)           (157,948)             (29,553)           (250,026)
                                                      ------------       -------------         ------------       -------------
   Net increase                                            (14,672)      $    (124,649)               9,242       $      95,306
                                                      ============       =============         ============       =============

38


-------------------------------------------------------------------------------------------------------------------------------
                                                    LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                              Six Months Ended
                                                             December 31, 2000
                                                                 Unaudited                         Year Ended June 30, 2000
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER MARKET NEUTRAL FUND
   Investor shares
   ---------------
   Sold                                                  2,237,213       $  15,164,022            2,269,124       $  14,180,391
   Dividends and distributions reinvested                  151,374           1,020,263               90,517             552,154
   Redeemed                                               (981,552)         (6,698,106)          (2,257,168)        (13,697,043)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                               1,407,035       $   9,486,179              102,473       $   1,035,502
                                                      ============       =============         ============       =============

   LINDNER GOVERNMENT MONEY MARKET FUND
   Investor shares
   ---------------
   Sold                                                 12,217,391       $  12,217,391           41,805,734       $  41,805,734
   Dividends and distributions reinvested                  497,583             497,583            1,282,158           1,282,158
   Redeemed                                            (10,663,889)        (10,663,889)         (48,968,752)        (48,968,752)
                                                      ------------       -------------         ------------       -------------
   Net (decrease) increase                               2,051,085       $   2,051,085           (5,880,860)      $  (5,880,860)
                                                      ============       =============         ============       =============

   LINDNER OPPORTUNITIES FUND
   Investor shares
   ---------------
   Sold                                                      4,158       $      53,484              186,856       $   2,405,439
   Dividends and distributions reinvested                    6,143              71,692                  304               3,963
   Redeemed                                                (29,013)           (373,116)             (19,037)           (259,590)
                                                      ------------       -------------         ------------       -------------
   Net increase                                            (18,712)      $    (247,942)             168,123       $   2,149,812
                                                      ============       =============         ============       =============

------------------------------------------------------------------------------------------------------------
                                             LINDNER INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                             FINANCIAL HIGHLIGHTS

                                            LINDNER LARGE-CAP FUND

                   (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000           ---------------------------------------------
                                            (UNAUDITED)           2000             1999             1998
                                           --------------      -----------      -----------      -----------
INVESTOR
Net asset value, beginning of period              $16.42           $16.14           $22.27           $25.98
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.04             0.13             0.29             0.38
    Net realized and unrealized gains
      (losses) on investments                      (2.23)            1.25            (3.36)           (0.27)
                                             ------------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                               (2.19)            1.38            (3.07)            0.11
                                             ------------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.10)           (0.23)           (0.32)           (0.34)
    Dividends from net realized gains              (1.81)           (0.87)           (2.74)           (3.48)
                                             ------------      -----------      -----------      -----------
    TOTAL DISTRIBUTIONS                            (1.91)           (1.10)           (3.06)           (3.82)
                                             ------------      -----------      -----------      -----------
Change in net asset value                          (4.10)            0.28            (6.13)           (3.71)
                                             ------------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $12.32           $16.42           $16.14           $22.27
                                             ============      ===========      ===========      ===========
Total return(2)                                  (12.95%)           8.61%          (13.66%)           0.31%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       0.73%            0.82%            0.57%            0.44%
    Ratio of net investment income to
      average net assets                           0.43%            0.57%            1.27%            1.29%
    Portfolio turnover rate                      173.91%          129.68%           53.41%           44.43%
    Net assets, end of period (in
      millions)                                     $265             $342             $434           $1,003

                                              YEARS ENDED JUNE 30
                                         -----------------------------
                                            1997              1996
                                         -----------       -----------

INVESTOR
Net asset value, beginning of period         $26.39            $23.33
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                      0.36              0.40
    Net realized and unrealized gains
      (losses) on investments                  2.72              4.47
                                         -----------       -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                           3.08              4.87
                                         -----------       -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                  (0.39)            (0.47)
    Dividends from net realized gains         (3.10)            (1.34)
                                         -----------       -----------
    TOTAL DISTRIBUTIONS                       (3.49)            (1.81)
                                         -----------       -----------
Change in net asset value                     (0.41)             3.06
                                         -----------       -----------
NET ASSET VALUE, END OF PERIOD               $25.98            $26.39
                                         ===========       ===========
Total return(2)                              12.50%            21.95%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                  0.44%             0.63%
    Ratio of net investment income to
      average net assets                      1.39%             1.53%
    Portfolio turnover rate                  36.39%            39.49%
    Net assets, end of period (in
      millions)                              $1,495            $1,446






                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                   YEARS ENDED JUNE 30
                                                2000            ---------------------------------------
                                            (UNAUDITED)              2000                     1999
                                           --------------       --------------           --------------
INSTITUTIONAL
Net asset value, beginning of period              $16.29               $16.02                   $22.20
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.00                 0.12                     0.28
    Net realized and unrealized gains
      (losses) on investments                      (2.45)                1.24                    (3.41)
                                           --------------       --------------           --------------
        TOTAL FROM INVESTMENT
          OPERATIONS                               (2.45)                1.36                    (3.13)
                                           --------------       --------------           --------------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.06)               (0.22)                   (0.31)
    Dividends from net realized gains              (1.57)               (0.87)                   (2.74)
                                           --------------       --------------           --------------
        TOTAL DISTRIBUTIONS                        (1.63)               (1.09)                   (3.05)
                                           --------------       --------------           --------------
Change in net asset value                          (4.08)                0.27                    (6.18)
                                           --------------       --------------           --------------
NET ASSET VALUE, END OF PERIOD                    $12.21               $16.29                   $16.02
                                           ==============       ==============           ==============
Total return(2)                                  (13.19%)               8.55%                  (14.01%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       0.73%                1.07%                    0.85%
    Ratio of net investment income to
      average net assets                           0.43%                0.35%                    1.13%
    Portfolio turnover rate                      173.91%              129.68%                   53.41%
    Net assets, end of period (in
      thousands)                                    $265                 $181                     $185

                                                    YEARS ENDED JUNE 30
                                           -----------------------------------
                                                1998                1997(1)
                                           --------------       --------------

INSTITUTIONAL
Net asset value, beginning of period              $25.94               $26.39
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.35                 0.34
    Net realized and unrealized gains
      (losses) on investments                      (0.30)                2.68
                                           --------------       --------------
        TOTAL FROM INVESTMENT
          OPERATIONS                                0.05                 3.02
                                           --------------       --------------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.31)               (0.37)
    Dividends from net realized gains              (3.48)               (3.10)
                                           --------------       --------------
        TOTAL DISTRIBUTIONS                        (3.79)               (3.47)
                                           --------------       --------------
Change in net asset value                          (3.74)               (0.45)
                                           --------------       --------------
NET ASSET VALUE, END OF PERIOD                    $22.20               $25.94
                                           ==============       ==============
Total return(2)                                    0.08%               15.36%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       0.75%                0.46%
    Ratio of net investment income to
      average net assets                           1.05%                1.29%
    Portfolio turnover rate                       44.43%               36.39%
    Net assets, end of period (in
      thousands)                                    $369                 $102

(1)For the period July 12, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

-----------------------------------------------------------------------------------------------------------
                                               LINDNER INVESTMENTS
-----------------------------------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS

                                          LINDNER ASSET ALLOCATION FUND

                    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000           ---------------------------------------------
                                            (UNAUDITED)           2000             1999             1998
                                           --------------      -----------      -----------      -----------
INVESTOR
Net asset value, beginning of period              $21.14           $23.50           $27.59           $27.94
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.72             1.07             2.16             1.83
    Net realized and unrealized
      (losses) gains on investments                 0.40            (2.30)           (3.80)            2.02
                                           --------------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                                1.12            (1.23)           (1.64)            3.85
                                           --------------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.70)           (1.13)           (1.95)           (1.71)
    Dividends from net realized gains                 --               --            (0.50)           (2.49)
                                           --------------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS                        (0.70)           (1.13)           (2.45)           (4.20)
                                           --------------      -----------      -----------      -----------
Change in net asset value                           0.42            (2.36)           (4.09)           (0.35)
                                           --------------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $21.56           $21.14           $23.50           $27.59
                                           ==============      ===========      ===========      ===========
Total return(2)                                    3.63%           (5.48%)          (5.57%)          14.75%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       0.79%            0.73%            0.66%            0.61%
    Ratio of net investment income to
      average net assets                           3.25%            4.14%            8.03%            6.29%
    Portfolio turnover rate                       92.98%          124.63%           31.74%           28.56%
    Net assets, end of period (in
      millions)                                     $365             $448             $768           $1,616

                                              YEARS ENDED JUNE 30
                                         -----------------------------
                                             1997             1996
                                         -----------       -----------
INVESTOR
Net asset value, beginning of period         $28.07            $26.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                      1.63              1.80
    Net realized and unrealized
      (losses) gains on investments            0.70              2.29
                                         -----------       -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                           2.33              4.09
                                         -----------       -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                  (1.68)            (1.79)
    Dividends from net realized gains         (0.78)            (0.23)
                                         -----------       -----------
        TOTAL DISTRIBUTIONS                   (2.46)            (2.02)
                                         -----------       -----------
Change in net asset value                     (0.13)             2.07
                                         -----------       -----------
NET ASSET VALUE, END OF PERIOD               $27.94            $28.07
                                         ===========       ===========
Total return(2)                               8.75%            16.14%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                  0.60%             0.60%
    Ratio of net investment income to
      average net assets                      5.74%             6.62%
    Portfolio turnover rate                  40.32%            30.24%
    Net assets, end of period (in
      millions)                              $2,017            $2,293






                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000               -------------------------------------
                                            (UNAUDITED)                2000                    1999
                                           --------------          ------------             ------------
INSTITUTIONAL
Net asset value, beginning of period              $21.08                $23.41                   $27.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.60                  0.93                     2.15
    Net realized and unrealized
      (losses) gains on investments                 0.38                 (2.27)                   (3.83)
                                           --------------          ------------              -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                                0.98                 (1.34)                   (1.68)
                                           --------------          ------------              -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.58)                (0.99)                   (1.94)
    Dividends from net realized gains                 --                    --                    (0.50)
                                           --------------          ------------              -----------
        TOTAL DISTRIBUTIONS                        (0.58)                (0.99)                   (2.44)
                                           --------------          ------------              -----------
Change in net asset value                           0.40                 (2.33)                   (4.12)
                                           --------------          ------------              -----------
NET ASSET VALUE, END OF PERIOD                    $21.48                $21.08                   $23.41
                                           ==============          ============              ===========
Total return(2)                                    3.45%                (5.93%)                  (5.74%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       1.03%                 0.98%                    0.90%
    Ratio of net investment income to
      average net assets                           3.02%                 4.36%                    7.64%
    Portfolio turnover rate                       92.98%               124.63%                   31.74%
    Net assets, end of period (in
      thousands)                                    $272                  $250                   $4,143


                                                      YEARS ENDED JUNE 30
                                             ------------------------------------
                                                1998                    1997(1)
                                             -----------              -----------
INSTITUTIONAL
Net asset value, beginning of period             $27.90                   $28.07
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                          1.78                     1.61
    Net realized and unrealized
      (losses) gains on investments                2.00                     0.66
                                             -----------              -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                               3.78                     2.27
                                             -----------              -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                      (1.66)                   (1.66)
    Dividends from net realized gains             (2.49)                   (0.78)
                                             -----------              -----------
        TOTAL DISTRIBUTIONS                       (4.15)                   (2.44)
                                             -----------              -----------
Change in net asset value                         (0.37)                   (0.17)
                                             -----------              -----------
NET ASSET VALUE, END OF PERIOD                   $27.53                   $27.90
                                             ===========              ===========
Total return(2)                                  14.49%                    9.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                      0.88%                    0.85%
    Ratio of net investment income to
      average net assets                          6.14%                    5.69%
    Portfolio turnover rate                      28.56%                   40.32%
    Net assets, end of period (in
      thousands)                                 $2,777                   $2,010

(1)For the period July 9, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

------------------------------------------------------------------------------------------------------------
                                             LINDNER INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                             FINANCIAL HIGHLIGHTS

                                             LINDNER UTILITY FUND

                  (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000           ---------------------------------------------
                                            (UNAUDITED)           2000             1999             1998
                                           --------------      -----------      -----------      -----------
INVESTOR
Net asset value, beginning of period              $19.04           $14.81           $16.78           $15.75
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.21             0.21             0.33             0.37
    Net realized and unrealized gains
      on investments                               (3.94)            4.55             0.44             1.96
                                           --------------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                               (3.73)            4.76             0.77             2.33
                                           --------------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.22)           (0.22)           (0.33)           (0.37)
    Dividends from net realized gains              (2.51)           (0.31)           (2.41)           (0.93)
                                           --------------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS                        (2.73)           (0.53)           (2.74)           (1.30)
                                           --------------      -----------      -----------      -----------
Change in net asset value                          (6.46)            4.23            (1.97)            1.03
                                           --------------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $12.58           $19.04           $14.81           $16.78
                                           ==============      ===========      ===========      ===========
Total return(2)                                  (19.67%)          32.49%            8.62%           15.53%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       0.97%            0.93%            0.97%            0.91%
    Ratio of net investment income to
      average net assets                           1.18%            1.22%            2.40%            2.21%
    Portfolio turnover rate                       66.23%           69.46%          137.51%           99.37%
    Net assets, end of period (in
      millions)                                     $304              $42              $26              $43

                                              YEARS ENDED JUNE 30
                                         -----------------------------
                                             1997             1996
                                         -----------       -----------
INVESTOR
Net asset value, beginning of period         $14.20            $10.77
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                      0.39              0.35
    Net realized and unrealized gains
      on investments                           1.60              3.42
                                         -----------       -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                           1.99              3.77
                                         -----------       -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                  (0.42)            (0.34)
    Dividends from net realized gains         (0.02)               --
                                         -----------       -----------
        TOTAL DISTRIBUTIONS                   (0.44)            (0.34)
                                         -----------       -----------
Change in net asset value                      1.55              3.43
                                         -----------       -----------
NET ASSET VALUE, END OF PERIOD               $15.75            $14.20
                                         ===========       ===========
Total return(2)                              14.29%            35.39%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                  0.89%             0.95%
    Ratio of net investment income to
      average net assets                      2.81%             2.87%
    Portfolio turnover rate                  86.44%            98.58%
    Net assets, end of period (in
      millions)                                 $47               $32



                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000               -------------------------------------
                                            (UNAUDITED)                2000                     1999
                                           --------------          ------------             ------------
INSTITUTIONAL
Net asset value, beginning of period              $19.25                $14.96                   $16.84
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.18                  0.17                     0.19
    Net realized and unrealized gains
      on investments                               (3.94)                 4.61                     0.53
                                           --------------          ------------              -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                               (3.76)                 4.78                     0.72
                                           --------------          ------------              -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.18)                (0.18)                   (0.19)
    Dividends from net realized gains              (2.51)                (0.31)                   (2.41)
                                           --------------          ------------              -----------
        TOTAL DISTRIBUTIONS                        (2.69)                (0.49)                   (2.60)
                                           --------------          ------------             ------------
Change in net asset value                          (6.45)                 4.29                    (1.88)
                                           --------------          ------------              -----------
NET ASSET VALUE, END OF PERIOD                    $12.80                $19.25                   $14.96
                                           ==============          ============              ===========
Total return(2)                                  (20.61%)               32.29%                    7.99%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       1.23%                 0.94%                    1.30%
    Ratio of net investment income to
      average net assets                           0.91%                 1.12%                    2.70%
    Portfolio turnover rate                       66.23%                69.46%                  137.51%
    Net assets, end of period (in
      thousands)                                     $33                   $31                     $0.2


                                                      YEARS ENDED JUNE 30
                                             -----------------------------------
                                                1998                    1997(1)
                                             -----------              -----------
INSTITUTIONAL
Net asset value, beginning of period             $15.74                   $14.20
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                          0.26                     0.27
    Net realized and unrealized gains
      on investments                               2.03                     1.60
                                             -----------              -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                               2.29                     1.87
                                             -----------              -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                      (0.26)                   (0.31)
    Dividends from net realized gains             (0.93)                   (0.02)
                                             -----------              -----------
        TOTAL DISTRIBUTIONS                       (1.19)                   (0.33)
                                             -----------              -----------
Change in net asset value                          1.10                     1.54
                                             -----------              -----------
NET ASSET VALUE, END OF PERIOD                   $16.84                   $15.74
                                             ===========              ===========
Total return(2)                                  15.23%                   14.52%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                      1.22%                    0.75%
    Ratio of net investment income to
      average net assets                          1.99%                    2.42%
    Portfolio turnover rate                      99.37%                   86.44%
    Net assets, end of period (in
      thousands)                                     $9                      $54

(1)For the period August 30, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

------------------------------------------------------------------------------------------------------------
                                             LINDNER INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                             FINANCIAL HIGHLIGHTS

                                            LINDNER SMALL-CAP FUND

                  (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000           ---------------------------------------------
                                            (UNAUDITED)           2000             1999             1998
                                           --------------      -----------      -----------      -----------
INVESTOR
Net asset value, beginning of period               $9.21            $8.06            $8.49            $7.67
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                          (0.01)            0.07             0.08             0.09
    Net realized and unrealized gains
      (losses) on investments                      (0.58)            1.22            (0.12)            1.07
                                           --------------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                               (0.59)            1.29            (0.04)            1.16
                                           --------------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.02)           (0.10)           (0.08)           (0.04)
    Dividends from net realized gains              (0.71)           (0.04)           (0.31)           (0.30)
                                           --------------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS                        (0.73)           (0.14)           (0.39)           (0.34)
                                           --------------      -----------      -----------      -----------
Change in net asset value                          (1.32)            1.15            (0.43)            0.82
                                           --------------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                     $7.89            $9.21            $8.06            $8.49
                                           ==============      ===========      ===========      ===========
Total return(2)                                   (5.87%)          16.26%            0.11%           15.24%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       0.99%            0.97%            0.94%            0.87%
    Ratio of net investment income to
      average net assets                          (0.15%)           0.61%            0.99%            1.13%
    Portfolio turnover rate                      143.34%          174.02%           65.98%           24.52%
    Net assets, end of period (in
      millions)                                      $24              $27              $38              $54


                                              YEARS ENDED JUNE 30
                                         -----------------------------
                                             1997             1996
                                         -----------       -----------
INVESTOR
Net asset value, beginning of period          $6.15             $5.46
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                      0.04                --
    Net realized and unrealized gains
      (losses) on investments                  1.49              1.30
                                         -----------       -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                           1.53              1.30
                                         -----------       -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                  (0.01)               --
    Dividends from net realized gains            --             (0.61)
                                         -----------       -----------
        TOTAL DISTRIBUTIONS                   (0.01)            (0.61)
                                         -----------       -----------
Change in net asset value                      1.52              0.69
                                         -----------       -----------
NET ASSET VALUE, END OF PERIOD                $7.67             $6.15
                                         ===========       ===========
Total return(2)                              24.96%            25.70%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                  0.96%             1.22%
    Ratio of net investment income to
      average net assets                      0.46%            (0.04%)
    Portfolio turnover rate                  49.49%           103.05%
    Net assets, end of period (in
      millions)                                 $25               $10




                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000               -------------------------------------
                                            (UNAUDITED)                2000                     1999
                                           --------------          ------------             ------------
INSTITUTIONAL
Net asset value, beginning of period               $9.18                 $8.04                    $8.48
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                          (0.02)                 0.06                     0.08
    Net realized and unrealized gains
      (losses) on investments                      (0.59)                 1.22                    (0.13)
                                           --------------          ------------             ------------
        TOTAL FROM INVESTMENT
          OPERATIONS                               (0.61)                 1.28                    (0.05)
                                           --------------          ------------             ------------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                          --                 (0.10)                   (0.08)
    Dividends from net realized gains              (0.71)                (0.04)                   (0.31)
                                           --------------          ------------             ------------
        TOTAL DISTRIBUTIONS                        (0.71)                (0.14)                   (0.39)
                                           --------------          ------------             ------------
Change in net asset value                          (1.32)                 1.14                    (0.44)
                                           --------------          ------------             ------------
NET ASSET VALUE, END OF PERIOD                     $7.86                 $9.18                    $8.04
                                           ==============          ============             ============
Total return(2)                                   (6.11%)               16.12%                   (0.07%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       1.24%                 1.20%                    1.16%
    Ratio of net investment income to
      average net assets                          (0.39%)                0.33%                    1.44%
    Portfolio turnover rate                      143.34%               174.02%                   65.98%
    Net assets, end of period (in
      thousands)                                  $1,553                $1,947                   $1,631

                                                      YEARS ENDED JUNE 30
                                              -----------------------------------
                                                 1998                   1997(1)
                                              -----------             -----------
INSTITUTIONAL
Net asset value, beginning of period               $7.67                   $6.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.08                    0.04
    Net realized and unrealized gains
      (losses) on investments                       1.06                    1.49
                                              -----------             -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                                1.14                    1.53
                                              -----------             -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.03)                  (0.01)
    Dividends from net realized gains              (0.30)                     --
                                              -----------             -----------
        TOTAL DISTRIBUTIONS                        (0.33)                  (0.01)
                                              -----------             -----------
Change in net asset value                           0.81                    1.52
                                              -----------             -----------
NET ASSET VALUE, END OF PERIOD                     $8.48                   $7.67
                                              ===========             ===========
Total return(2)                                   15.02%                  21.21%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       1.31%                   0.59%
    Ratio of net investment income to
      average net assets                           0.99%                   0.26%
    Portfolio turnover rate                       24.52%                  49.49%
    Net assets, end of period (in
      thousands)                                    $154                    $0.2

(1)For the period November 1, 1996 (initial purchase) to June 30, 1997.
(2)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS

                         LINDNER OPPORTUNITIES FUND

  (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                        SIX MONTHS        FOR THE PERIOD
                                          ENDED           FROM INCEPTION
                                       DECEMBER 31,     (OCTOBER 11, 1999)
                                           2000            TO JUNE 30,
                                       (UNAUDITED)            2000(1)
                                      --------------    ------------------
Net asset value, beginning of
  period                                     $13.79              $12.00
INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                      0.10                0.08
    Net realized and unrealized
      gains on investments                    (1.34)               1.74
                                      --------------      --------------
        TOTAL FROM INVESTMENT
          OPERATIONS                          (1.24)               1.82
                                      --------------      --------------
LESS DISTRIBUTIONS
    Dividends from net
      investment income                       (0.20)              (0.01)
    Dividends from net realized
      gains                                   (0.30)              (0.02)
                                      --------------      --------------
        TOTAL DISTRIBUTIONS                   (0.50)              (0.03)
                                      --------------      --------------
Change in net asset value                     (1.74)               1.79
                                      --------------      --------------
NET ASSET VALUE, END OF PERIOD               $12.05              $13.79
                                      ==============      ==============
Total return(2)                              (8.87%)             15.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets without waivers              2.97%               1.90%
    Ratio of expenses to average
      net assets                              1.25%               1.25%
    Ratio of net investment
      income to average net
      assets                                  1.78%               0.93%
    Portfolio turnover rate                 410.71%           1,104.73%
    Net assets, end of period
      (in millions)                            $1.8                $2.3

(1)Operations commenced on October 11, 1999.
(2)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

------------------------------------------------------------------------------------------------------------
                                              LINDNER INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS

                                           LINDNER MARKET NEUTRAL FUND

                   (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                    YEARS ENDED JUNE 30
                                                2000           ---------------------------------------------
                                            (UNAUDITED)           2000             1999             1998
                                           --------------      -----------      -----------      -----------
Net asset value, beginning of period               $6.60            $5.72            $5.65            $6.70
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.24             0.23             0.23             0.23
    Net realized and unrealized gains
      (losses) on investments                       0.08             0.86             0.01            (0.89)
                                           --------------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                                0.32             1.09             0.24            (0.66)
                                           --------------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.24)           (0.21)           (0.17)           (0.39)
    Dividends from net realized gains                 --               --               --               --
                                           --------------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS                        (0.24)           (0.21)           (0.17)           (0.39)
                                           --------------      -----------      -----------      -----------
Change in net asset value                           0.08             0.88             0.07            (1.05)
                                           --------------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                     $6.68            $6.60            $5.72            $5.65
                                           ==============      ===========      ===========      ===========
Total return(1)                                    4.62%           19.26%            4.29%          (10.08%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                       1.81%            1.93%            1.45%            1.23%
    Ratio of net investment income to
      average net assets                           4.75%            3.71%            3.46%            1.66%
    Portfolio turnover rate                      332.88%          817.43%          104.92%          109.32%
    Net assets, end of period (in
      millions)                                      $31              $22              $18              $28


                                              YEARS ENDED JUNE 30
                                         -----------------------------
                                            1997              1996
                                         -----------       -----------
Net asset value, beginning of period          $8.36             $7.09
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                      0.29              0.26
    Net realized and unrealized gains
      (losses) on investments                 (1.81)             1.32
                                         -----------       -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                          (1.52)             1.58
                                         -----------       -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                  (0.14)            (0.31)
    Dividends from net realized gains            --                --
                                         -----------       -----------
        TOTAL DISTRIBUTIONS                   (0.14)            (0.31)
                                         -----------       -----------
Change in net asset value                     (1.66)             1.27
                                         -----------       -----------
NET ASSET VALUE, END OF PERIOD                $6.70             $8.36
                                         ===========       ===========
Total return(1)                             (18.43%)           23.44%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets                                  1.20%             1.24%
    Ratio of net investment income to
      average net assets                      3.86%             2.45%
    Portfolio turnover rate                 457.57%           139.82%
    Net assets, end of period (in
      millions)                                 $68               $62

(1)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

-----------------------------------------------------------------------------------------------------------------------------
                                                    LINDNER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
                                                    FINANCIAL HIGHLIGHTS

                                            LINDNER GOVERNMENT MONEY MARKET FUND

                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                             SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                            YEARS ENDED JUNE 30
                                                2000           --------------------------------------------------------------
                                            (UNAUDITED)           2000             1999             1998            1997(1)
                                           --------------      -----------      -----------      -----------      -----------
Net asset value, beginning of period               $1.00            $1.00            $1.00            $1.00            $1.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                           0.03             0.05             0.05             0.05             0.05
                                           --------------      -----------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT
          OPERATIONS                                0.03             0.05             0.05             0.05             0.05
                                           --------------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment
      income                                       (0.03)           (0.05)           (0.05)           (0.05)           (0.05)
                                           --------------      -----------      -----------      -----------      -----------
Change in net asset value                           0.00             0.00             0.00             0.00             0.00
                                           --------------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                     $1.00            $1.00            $1.00            $1.00            $1.00
                                           ==============      ===========      ===========      ===========      ===========
Total return(2)                                    3.04%            5.26%            4.70%            5.21%            5.02%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net
      assets without waivers                       0.53%            0.51%            0.53%            0.52%            0.43%
    Ratio of expenses to average net
      assets                                       0.50%            0.50%            0.50%            0.50%            0.43%
    Ratio of net investment income to
      average net assets                           5.93%            5.10%            4.53%            5.08%            5.45%
    Net assets, end of period (in
      millions)                                      $40              $38              $44              $43              $39

(1)Operations commenced on July 6, 1996.
(2)Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                       ------------------------------------------------------
                         The views expressed in this report and information about the funds' portfolio holdings are for the period covered by this report, and are subject to change thereafter. This report must be preceded or accompanied by a prospectus.
                       ------------------------------------------------------